UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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ZELTIQ Aesthetics, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Notice of Annual Meeting of Stockholders

June 15, 2012

May 10, 2012

Date:	Friday, June 15, 2012

Time:	11:00 a.m., Pacific Time

Place:	Four Points by Sheraton
5115 Hopyard Road
Pleasanton, CA 94588

Purpose:	• To elect the director specified in the proxy statement;

• To approve, on an advisory basis, the compensation of our named executive officers;

• To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

• To ratify the appointment of the independent registered public accounting firm;

• To approve the 2012 Stock Plan; and

• To transact such other business as may properly come before the meeting.

Record Date:	Close of business on April 27, 2012

Your vote is important. Whether or not you plan to attend the annual meeting in person, it is important that your shares be represented and voted at the annual meeting. You may transmit your vote via telephone or the internet or you may complete and return a proxy card. Your cooperation is appreciated.

By Order of the Board of Directors.

Sergio Garcia
Senior Vice President, General Counsel and Corporate Secretary

Information about Attending the Annual Meeting

Only stockholders of record on the record date of April 27, 2012, are entitled to notice of and to attend or vote at our annual meeting. If you plan to attend the meeting in person, please bring the following:

1.	Proper identification.

2.	Acceptable Proof of Ownership if your shares are held in “street name.”

Street Name means your shares are held of record by brokers, banks or other institutions.

Acceptable Proof of Ownership is either (a) a letter from your broker confirming that you beneficially owned ZELTIQ Aesthetics, Inc. stock on the record date or (b) an account statement showing that you beneficially owned ZELTIQ Aesthetics, Inc. stock on the record date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON JUNE 15, 2012.

This proxy statement and the 2011 Annual Report are available at

http://www.proxyvote.com

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ZELTIQ Aesthetics, Inc.

4698 Willow Road, Suite 100

Pleasanton, California 94588

The 2011 Annual Report to Stockholders, including financial statements, is being made available to stockholders together with these proxy materials on or about May 15, 2012.

Questions and Answers about the Proxy Materials, Annual Meeting and Voting

Why am I receiving these proxy materials?

Our Board of Directors (Board) is soliciting your proxy to vote at our 2012 annual meeting of stockholders because you owned shares of our common stock at the close of business on April 27, 2012, the record date for the annual meeting, and are therefore entitled to vote at the meeting. This proxy statement, along with a proxy card or a voting instruction card, is being made available to stockholders on or about May 15, 2012. We have made these materials available to you on the internet, and we have delivered printed proxy materials to you. This proxy statement summarizes the information that you need to know in order to cast your vote at the annual meeting. You do not need to attend the annual meeting in person to vote your shares.

When and where will the annual meeting be held?

The annual meeting will be held at 11:00 a.m. Pacific Time on Friday, June 15, 2012, at the Four Points by Sheraton located at 5115 Hopyard Road, Pleasanton, CA 94588. You can obtain directions to the Four Points by Sheraton on the hotel’s web site at http://www.starwoodhotels.com/fourpoints/property/overview/index.html?propertyID=712.

Who is soliciting my proxy?

Our Board is soliciting your proxy to vote on all matters scheduled to come before the 2012 annual meeting of stockholders, whether or not you attend in person. By completing and returning the proxy card or voting instruction card, or by transmitting your voting instructions via the telephone or internet, you are authorizing the proxy holders to vote your shares at our annual meeting as you have instructed.

On what matters will I be voting? How does the Board recommend that I cast my vote?

At the annual meeting, you will be asked to elect our director nominee; approve, on an advisory basis, the compensation of our named executive officers; approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; ratify the appointment of our independent registered public accounting firm; approve the 2012 Stock Plan and consider any other matter that properly comes before the meeting.

Our Board unanimously recommends that you vote:

•	FOR our director nominee;

•	FOR the approval, on an advisory basis, of the compensation of our named executive officers;

•	In favor of holding an advisory vote on the compensation of our named executive officers EVERY THREE YEARS;

•	FOR the ratification of the appointment of our independent registered public accounting firm;

•	FOR the approval of the 2012 Stock Plan.

We do not expect any matters to be presented for action at the meeting other than the matters described in this proxy statement. By voting via the telephone or internet or signing and returning a proxy card, however, you will give to the persons named as proxies discretionary voting authority with respect to any other matter that may properly come before the annual meeting, and they intend to vote on any such other matter in accordance with their best judgment.

How many votes may I cast?

You may cast one vote for every share of our common stock that you owned on the record date.

How many shares are eligible to be voted?

As of the record date, we had 34,251,326 shares of common stock outstanding, each of which is entitled to one vote.

How many shares must be present to hold the annual meeting?

Under Delaware law and our bylaws, the presence in person or by proxy of a majority of the outstanding shares of our common stock entitled to vote is necessary to constitute a quorum at the annual meeting. The inspector of election will determine whether a quorum is present. If you are a beneficial owner (as defined below) of shares of our common stock and you do not instruct your bank, broker, trustee or other nominee how to vote your shares on any of the proposals, your shares will be counted as present at the annual meeting for purposes of determining whether a quorum exists. In addition, votes of stockholders of record who are present at the annual meeting in person or by proxy will be counted as present at the annual meeting for purposes of determining whether a quorum exists, whether or not such holder abstains from voting on any of the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “stockholder of record.” The proxy materials have been directly sent to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or nominee. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or internet.

What if I don’t vote for a proposal? On which proposals may my shares be voted without receiving voting instructions from me?

If you properly execute and return a proxy or voting instruction card, your stock will be voted as you specify.

If you are a stockholder of record and you make no specifications on your returned proxy card, your shares will be voted in accordance with the recommendations of our Board of Directors, as provided above.

If you are a beneficial owner, under the rules of the New York Stock Exchange (NYSE) that govern brokers, your broker, bank or nominee may generally vote your shares on discretionary matters without receiving voting instructions from you but cannot vote your shares on non-discretionary matters. If your broker, bank or nominee does not receive instructions from you on how to vote your shares on a non-discretionary matter, the organization will not have the authority to vote on such matter with respect to your shares. This is generally referred to as a “broker non-vote.”

The ratification of the appointment of our independent registered public accounting firm for 2012 is a discretionary matter. However, the election of directors, the approval, on an advisory basis, of the compensation of our named executive officers, the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers and the approval of the 2012 Stock Plan are non-discretionary matters under the rules of the NYSE. Your broker, bank or other nominee cannot vote your shares on these matters without instructions from you. If you do not provide voting instructions to your broker, bank or nominee on these matters, your shares will be considered broker non-votes and will not be voted on such matters.

How do I vote?

You may vote using any of the following methods:

•	Proxy card or voting instruction card: Be sure to complete, sign and date the card and return it in the prepaid envelope.

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Telephone or Internet: Stockholders of record may use the internet or telephone to transmit your voting instructions 24 hours a day, seven days a week until 11:59 p.m. (Eastern Time) on June 14, 2012. Vote by interest at www.proxyvote.com or by telephone at 1-800-690-6903. Please have your proxy materials available and follow the instructions provided therein. The availability of telephone and internet voting for beneficial owners will depend on the voting processes of your broker, bank or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

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In person at the annual meeting: All stockholders may vote in person at the annual meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the annual meeting.

Only the latest dated proxy received from you, whether by internet, telephone or mail, will be voted at the annual meeting. If you vote by internet or telephone, please do not mail your proxy card. You may also vote in person at the annual meeting.

What vote is required, and how will my votes be counted, to elect directors and to adopt the other proposals?

Our directors are elected by a plurality of shares voted. Under our bylaws, all other matters require the affirmative vote of the holders of a majority of our common stock present in person or by proxy and entitled to vote thereon, except as otherwise provided by statute, our certificate of incorporation or our bylaws.

Election of Directors. The election of directors will be decided by plurality vote, that is, the nominee receiving the highest number of affirmative votes will be elected to the Board of Directors.

Say on Pay. The approval, on an advisory basis, of the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the annual meeting and entitled to vote on such proposal.

Say on Frequency. Although the vote is non-binding, our Board will consider the frequency of an advisory vote on the compensation of our named executive officers receiving a plurality of the votes, or as stated above, the frequency receiving the highest number of affirmative votes.

Ratification of PricewaterhouseCoopers LLP. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012 requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the annual meeting and entitled to vote on such proposal.

Approval of the 2012 Stock Plan. The approval of the 2012 Stock Plan requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the annual meeting and entitled to vote on such proposal.

Abstentions will be treated as present for purposes of determining a quorum, but abstentions will have no effect on the election of directors or the frequency vote, and will have the effect of a vote against the proposals to (i) approve, on an advisory basis, the compensation of our named executive officers, (ii) ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012 and (iii) approve the

2012 Stock Plan. Broker non-votes will have no effect on any of the (i) election of directors, (ii) approval, by an advisory vote, of the compensation of our named executive officers, (iii) the approval, on an advisory basis, of the frequency of the advisory vote on the compensation of our named executive officers or (iv) the approval of the 2012 Stock Plan, as they are not considered shares entitled to vote on such matters. A broker non-vote will have the effect of a vote against the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012, at it will be treated as an abstention.

Can I revoke or change my vote after I deliver my proxy?

Yes. Your proxy can be revoked or changed at any time before it is voted if you provide notice in writing to our corporate secretary before the annual meeting, if you timely provide to us another proxy with a later date or if you vote in person at the annual meeting or notify the corporate secretary in writing at the annual meeting of your wish to revoke your proxy.

Who pays for soliciting proxies?

We pay all expenses incurred in connection with the solicitation of proxies for the annual meeting. We have retained Broadridge for an estimated fee of $6,000, plus reimbursement of certain reasonable expenses, to assist in the solicitation of proxies and otherwise in connection with the annual meeting. We and our proxy solicitor will also request banks, brokers, and other intermediaries holding shares of our common stock beneficially owned by others to send this document to, and obtain proxies from, the beneficial owners and will reimburse holders for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, email and other electronic means, advertisements and personal solicitation by our directors, officers and employees. No additional compensation will be paid to directors, officers or employees for such solicitation efforts.

Could other matters be considered and voted upon at the annual meeting?

Our Board does not expect to bring any other matter before the annual meeting, and it is not aware of any other matter that may be considered at the meeting. In addition, pursuant to our by-laws, the time has elapsed for any stockholder to properly bring a matter before the meeting. However, if any other matter does properly come before the meeting, the proxy holders will vote the proxies in his or her discretion.

What happens if the annual meeting is postponed or adjourned?

Unless a new record date is fixed, your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Proposal No. 1: Election of Directors

Director Information

As of the date hereof, our Board of Directors comprises five directors. In April 2012, Gordon E. Nye resigned from our Board of Directors, and in May 2012 Robert B. Stockman resigned from our Board of Directors.

The following sets forth information, as of April 27, 2012, regarding current members of the Board, including one director nominee for election at the annual meeting, related to his or her business experience and service on other Boards of Directors. In addition, below is a discussion of the qualifications, attributes and skills that led the Board to the conclusion that each of these individuals should be nominated to serve as a director. We believe that the current Board includes individuals with a strong background in executive leadership and management, accounting and finance, and ZELTIQ Aesthetics, Inc. (the “Company”) and industry knowledge.

Name	Age	Position
Mark J. Foley	46	Interim Chief Executive Officer, President, and Director
Jean M. George	54	Director
Kevin C. O’Boyle	56	Director
Bryan E. Roberts, Ph.D.	45	Director
Andrew N. Schiff, M.D.	46	Director

Mark J. Foley has served on the Company’s Board of Directors since 2009 and previously served as Executive Chairman of the Board of Directors of the Company from July 2009 to May 2010. In this role, Mr. Foley had close interaction with all of the different functional areas and participated in decisions regarding the strategic direction of the Company. Mr. Foley currently serves as a Managing Director of RWI Ventures. While at RWI Ventures, he has led investments in and served on the boards of companies such as BaroSense, Sonitus, and Voyage Medical. Additionally, Mr. Foley serves as Executive Chairman for Onpharma. Prior to joining RWI Ventures in May 2004, Mr. Foley spent 17 years in senior operating roles in both large and start-up medical device companies, most recently founding and serving as Chief Executive Officer of Ventrica, Inc., which was acquired by Medtronic in 2004. Before Ventrica, Inc., Mr. Foley worked for several leading medical device companies, including Perclose (acquired by Abbott), Guidant, DVI (acquired by Eli Lilly), and U.S. Surgical (acquired by Tyco). Mr. Foley received his B.A. from the University of Notre Dame.

Jean M. George has served on our Board of Directors since 2005. Ms. George is a General Partner at Advanced Technology Ventures. She joined the firm in 2002 and serves as the firm’s East Coast lead partner for healthcare investments. She brings more than 20 years of biopharmaceutical industry experience to the Board, including service at Genzyme Corporation from 1988 to 1998. At Genzyme, Ms. George held a variety of operational roles in marketing, product development, and business development, including Vice President of Global Sales and Marketing. She also worked as a Vice President and Founder of Genzyme’s Tissue Repair Division. In 1998, Ms. George joined the venture capital community and was appointed to lead BancBoston Ventures’ life sciences investments. She is currently a Director of Acceleron Pharmaceuticals, Calithera Biosciences, Hydra Biosciences, and Portola Pharmaceuticals. Ms. George was a Director of Hypnion, Inc. and Proteolix, Inc. She was named a member of the Scientific Advisory Board for the Massachusetts Life Sciences Center. She holds an M.B.A. degree from Simmons College Graduate School of Management and a B.S. degree from the University of Maine. We believe Ms. George is qualified to serve on our Board of Directors based on her executive experience in the life sciences and therapeutic device industries.

Kevin C. O’Boyle has served on our Board of Directors since July 2011. Mr. O’Boyle serves as Senior Vice President and Chief Financial Officer at Advanced BioHealing, Inc. since December 2010. Previously, Mr. O’Boyle served as the Chief Financial Officer of NuVasive, Inc., a medical device company focused on the design, development, and marketing of products for the surgical treatment of spine disorders, from January 2003 to December 2009 and the Executive Vice President of NuVasive from December 2004 to December 2009. Prior to that time, Mr. O’Boyle served in various positions during his seven years with ChromaVision Medical Systems, Inc., a publicly traded medical device firm specializing in the oncology market, including as its Chief Financial Officer and Chief Operating Officer. Also, Mr. O’Boyle held various positions during his six years with Albert Fisher North America, Inc., a publicly traded international food company, before it was sold in 1996, including Chief Financial Officer and Senior Vice President of Operations. Mr. O’Boyle is currently a member of the Board of Directors of Tornier N.V., a publicly-held global orthopedics company, and Genmark Diagnostics, Inc., a publicly traded molecular diagnostics company. Mr. O’Boyle is a CPA and received a B.S. in Accounting from the Rochester Institute of Technology and successfully completed the Executive Management Program at the University of California at Los Angeles, John E. Anderson Graduate Business School. We believe Mr. O’Boyle is qualified to serve on our Board of Directors and to serve as a Chairman of our audit committee based on his executive experience in the medical device industry and his financial and accounting expertise, as described above.

Bryan E. Roberts, Ph.D. has served on our Board of Directors since 2005. Dr. Roberts joined Venrock, a venture capital investment firm, in 1997, where he serves as Partner. From 1989 to 1992, Dr. Roberts worked in the corporate finance department of Kidder, Peabody & Co., a brokerage company. Dr. Roberts is currently Chairman of the Board at Ironwood Pharmaceuticals, a publicly traded pharmaceutical company that discovers, develops, and intends to commercialize innovative human medicines, and also serves on the board of directors of several private companies. He previously served on the board of directors of Athenahealth, Inc., XenoPort, Inc., and Sirna Therapeutics, Inc. He received a B.A. from Dartmouth College and a Ph.D. in chemistry and chemical biology from Harvard University. Dr. Roberts brings to our Board substantial experience in the life sciences industry, having served on the board of directors of several private and public companies. Dr. Roberts’ experience with facilitating the growth of healthcare and biotechnology companies, together with his historical perspective on our company, make him uniquely qualified to serve on our Board of Directors and to serve as a Chairman of our nominating and corporate governance committee as we continue to gain experience as a public company.

Andrew N. Schiff, M.D. has served on our Board of Directors since July 2010. Dr. Schiff joined Aisling Capital in September of 1999 and has served as a Managing Partner since 2002. Prior to joining Aisling Capital, Dr. Schiff practiced internal medicine at The New York Presbyterian Hospital where he maintains his position as a Clinical Assistant Professor of Medicine. Dr. Schiff currently serves as a director of ARMGO Pharma, Inc., Dynova Laboratories, Inc., Miramar Laboratories, Inc., Planet Technologies, Inc., SkinMedica, Inc., and TransEnterix, Inc. Previously, he served as a director of Adams Respiratory Therapeutics, Inc., ArgiNOx Pharmaceuticals, Inc., Barrier Therapeutics, Inc., Bioenvision, Inc., Cempra Pharmaceuticals, Inc., CardioKine, Inc., Myogen, Inc., and Sirion Therapeutics, Inc. Dr. Schiff received his M.D. from Cornell University Medical College, his M.B.A. from Columbia University, and his B.S. with honors in Neuroscience from Brown University. We believe Dr. Schiff’s medical background, venture experience, and myriad of directorships make him qualified to serve on our Board of Directors and to serve as a Chairman of our compensation committee.

Director Nominees

At the annual meeting, the stockholders will vote on the election of one Class I director to serve for a three-year term until the annual meeting of stockholders in 2015 and until her successor is elected and qualified. Upon the recommendation of our nominating and corporate governance committee, our board has nominated Jean M. George for election to the Board as a Class I director. The nominee has indicated that she is willing and able to serve as a director. The proxies being solicited will be voted for no more than one nominee at the annual meeting.

Vote Required to Elect Director Nominees

Under our bylaws, the Class I director will be elected by a plurality of the votes cast, in person or by proxy, at the annual meeting, assuming a quorum is present. Stockholders do not have cumulative voting rights in the election of directors.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF JEAN M. GEORGE AS A CLASS I DIRECTOR.

Corporate Governance

Board Composition

As of the date of this proxy statement, our Board consists of five members, four of whom are independent within the meaning of our corporate governance guidelines, which comply with the NASDAQ Global Select Market director independence standards as currently in effect. Our Board is divided into three classes. The directors in each class serve three-year terms and in each case until their respective successors are duly elected and qualified. Jean M. George is the one current Class I director whose term will expire at the annual meeting. Ms. George is being nominated for re-election as a director.

There are no family relationships among any of our directors and executive officers. Our Board of Directors comprises three classes, as follows:

•	Class I, whose sole member is Jean M. George. The term of the Class I director expires at our 2012 annual meeting of stockholders;

•	Class II, whose members are Andrew N. Schiff, M.D. and Bryan E. Roberts, Ph.D. The terms of the Class II directors expire at our 2013 annual meeting of stockholders; and

•	Class III, whose members are Mark J. Foley and Kevin C. O’Boyle. The terms of the Class III directors expire at our 2014 annual meeting of stockholders.

Effective immediately following our 2012 annual meeting of stockholders, our Board will continue to be divided into the same three classes set forth above, except that Jean M. George will be the only Class I director and her term will expire at our 2015 annual meeting of stockholders.

At each annual meeting of stockholders, the successors to directors whose terms then expire will serve until the third annual meeting following their election and until their successors are duly elected and qualified. The authorized number of directors may be changed only by resolution of our Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed between the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. Our directors will hold office until their successors have been elected and qualified or until their earlier death, resignation, disqualification, or removal for cause by the affirmative vote of the holders of a majority of the outstanding stock entitled to vote on the election of directors.

Board Leadership Structure

Our Bylaws provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our company. At the current time, we do not have a Chairman of the Board. Our Board believes that oversight of our company is the responsibility of our Board as a whole, and this responsibility can be properly discharged without a Chairman. Our Chief Executive Officer facilitates communications between members of our Board and works with management in the preparation of the agenda for each Board meeting. All of our directors are encouraged to make suggestions for Board agenda items or pre-meeting materials.

Our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Our Board of Directors’ role in risk oversight includes receiving reports from members of management regarding material risks faced by us and applicable mitigation strategies and activities, at least on a quarterly basis. The reports cover the critical areas of operations, sales and marketing, technology, and legal and financial affairs. Our Board of Directors and its committees consider these reports, discuss matters with management and identify and evaluate strategic or operational risks, and determine appropriate initiatives to address those risks.

Board and Committee Meeting Attendance

Our Board held 11 meetings during 2011. During 2011, each of our directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by each committee of the Board on which each such director served. Directors are invited but not required to attend annual meetings of our stockholders.

Board Committees

Our Board of Directors has established the following committees: an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Directors serve on these committees until their resignation or until otherwise determined by our Board of Directors. We have adopted an audit committee, a compensation committee, and a nominating and corporate governance committee charter, copies of which will be available on our website at www.coolsculpting.com . The reference to our web address does not constitute incorporation by reference of the information contained at or available through our website.

Audit Committee Members	Primary Functions of the Committee	Meetings in 2011

Kevin C. O’Boyle, Chairman Andrew N. Schiff, M.D.(1)

•   engaging our independent registered public accounting firm to perform audit services and any permissible non-audit services;

•   monitoring the objectivity and independence of our independent registered public accounting firm and the individuals assigned to the engagement team as required by law;

•   reviewing our annual and quarterly financial statements and reports and discussing the financial statements and reports with our independent registered public accounting firm and management;

•   reviewing with our independent registered public accounting firm and management any significant issues that arise regarding accounting principles and financial statement presentation, and matters concerning the scope, adequacy, and effectiveness of our internal controls and disclosure controls and procedures;

•   establishing procedures for the receipt, retention, and treatment of complaints received by us regarding internal controls, accounting, or auditing matters;

•   establishing procedures for the confidential, anonymous submissions by employees regarding accounting, internal controls, or accounting matters; and

•   reviewing and, if appropriate, approving proposed related party transactions.

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(1)	Robert B. Stockman resigned as a member of our Board of Directors on May 2, 2012. On May 4, 2012, Andrew N. Schiff, M.D. was appointed to the audit committee, replacing Jean George on this committee. As a result, we currently have a vacancy on the audit committee and, under Nasdaq rules, we are required to appoint another member to the audit committee within 180 days of Mr. Stockman’s resignation.

Compensation Committee Members	Primary Functions of the Committee	Meetings in 2011

Andrew N. Schiff, M.D., Chairman Jean M. George Kevin C. O’Boyle

•    determining the compensation and other terms of employment of our executive officers and senior management, including our Chief Executive Officer, and reviewing and approving corporate performance goals and objectives relevant to such compensation

•    recommending to our Board of Directors the type and amount of compensation to be paid or awarded to members of our Board of Directors

•    evaluating and recommending to our Board of Directors the equity incentive plans, compensation plans, and similar programs advisable for us, as well as modification or termination of existing plans and programs

•    administering the issuance of stock options and other equity incentive arrangements under our equity incentive plans

•    establishing policies with respect to equity compensation arrangements

•    reviewing and approving the terms of employment agreements, severance arrangements, change of control protections, and any other compensatory arrangements for our executive officers and senior management

•    please refer to “Compensation Committee Procedures” included in this proxy statement for more information

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Nominating and Corporate Governance Committee Members	Primary Functions of the Committee	Meetings in 2011

Bryan E. Roberts, Ph.D., Chairman Andrew N. Schiff, M.D. Jean M. George(1)

•   develop and recommend to the Board criteria for identifying, evaluating and recommending candidates for the Board

•   identify and recruit candidates for the Board, including the review of a candidate’s qualifications and compliance with independence and any other legal requirements for Board or committee service

•   establish a procedure for and consider any nominations of director candidates validly made by the Company’s stockholders in accordance with the Company’s bylaws and corporate governance guidelines

•   recommend to the Board candidates for election or reelection to the Board at each annual stockholders’ meeting and candidates to be elected by the Board as necessary to fill vacancies and newly created directorships, which will include assessing the contributions and independence of individual incumbent directors

•   make recommendations to the Board concerning the structure, composition and functioning of the Board and its committees, including the reporting channels through which the Board receives information and the quality and timeliness of the information

•   develop and recommend to the Board corporate governance guidelines applicable to the Company and annually review and recommend changes, as necessary or appropriate

•   oversee the annual evaluation of the Board’s effectiveness and performance, and periodically conduct an individual evaluation of each director

•   annually evaluate the performance of the committee and the adequacy of the committee’s charter

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(1)	Robert B. Stockman resigned as a member of our Board of Directors on May 2, 2012. On May 4, 2012, Jean M. George was appointed to the nominating and corporate governance committee, replacing Mr. Stockman on this committee.

Audit Committee. Both our independent registered public accounting firm and management periodically meet separately with our audit committee. Our Board of Directors has determined that all of the members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our Board of Directors has determined that Mr. Boyle is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of NASDAQ.

Compensation Committee. Our compensation committee reviews and evaluates potential risks related to our compensation policies and practices for employees and has determined that we have no compensation risks that are reasonably likely to have a material adverse effect on our company. We structure our compensation to address company-wide risk. This is accomplished in part by tying compensation to corporate goals and individual performance goals. These goals can be adjusted annually to address risks identified in the annual risk assessment. We also use a mix of different compensation elements to balance short-term awards versus long-term awards to align compensation with our business strategy and stockholders’ interests. We believe the combination of base salary, performance-based cash awards, and stock-based incentive awards with multi-year vesting periods is balanced and serves to motivate our employees to accomplish our business plan without creating risks that are reasonably likely to have a material adverse effect on our company. The compensation committee report is included in this proxy statement under the caption “Compensation Committee Report.”

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee is responsible for identifying individuals qualified to become Board members (consistent with criteria approved by the Board), recommend director candidates to the Board and its committees, develop and recommend corporate governance guidelines to the Board, and perform a leadership role in shaping the Company’s corporate governance.

Compensation Committee Interlocks and Insider Participation

The current members of our compensation committee are Ms. George and Messrs. Schiff and O’Boyle. No member of our compensation committee is or has at any time during the past year been one of our officers or employees. Gordon E. Nye, our former President and Chief Executive Officer, currently serves on the compensation committee of REVA Medical, Inc. Robert B. Stockman, a former member of our Board of Directors, is the Chairman and Chief Executive Officer of REVA Medical, Inc. Except as set forth herein, none of our executive officers currently serves or in the past year has served as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Code of Business Conduct

We have adopted a code of business conduct that applies to all of our officers, directors, and employees. We will post a copy of our code of business conduct, and intend to post amendments to this code, or any waivers of its requirements, on our website at www.coolsculpting.com, as permitted under SEC rules and regulations. The reference to our web address does not constitute incorporation by reference of the information contained at or available through this site.

Board and Committee Independence

Our Board of Directors has undertaken a review of the composition of our Board of Directors and each of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that Ms. George, Messrs. O’Boyle and Roberts, and Dr. Schiff, representing four of our five directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NASDAQ Global Select Market. In making this determination, our Board of Directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. Our Board is not able to consider Mr. Foley, our current Interim Chief Executive Officer and President, who served as our Executive Chairman of the Board of Directors from July 2009 to May 2010, an independent director as a result of his employment with us during the past three years. In addition, our Board was not able to consider Mr. Stockman an independent director because Mr. Nye, our former President and Chief Executive Officer, currently serves on the compensation committee of REVA Medical, Inc. and Mr. Stockman was the Chairman and Chief Executive Officer of REVA Medical, Inc.

Our Board of Directors has determined that all of the members of our audit committee are independent directors as defined under the applicable rules and regulations of the SEC and NASDAQ, with the exception of Mr. Stockman, who is no longer on our Board of Directors or audit committee. Our Board of Directors has determined that all of the members of our compensation committee are independent directors under the applicable rules and regulations of the SEC and NASDAQ. Our Board of Directors has determined that all of the members of our nominating and corporate governance committee are independent directors under the applicable rules and regulations of NASDAQ, with the exception of Mr. Stockman while he was on that committee.

Consideration of Director Nominees

In evaluating nominees for membership on our Board, our nominating and corporate governance committee applies the board membership criteria set forth in our corporate governance guidelines. Under these criteria, the committee takes into account many factors, including an individual’s business experience and skills (including skills in core areas such as operations, management, technology, accounting and finance, strategic planning and international markets), as well as independence, judgment, knowledge of our business and industry, professional reputation, leadership, integrity and ability to represent the best interests of the Company’s stockholders. In addition, the nominating and corporate governance committee will also consider the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with the Company’s interests. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Board does not have a formal policy with respect to diversity of nominees. Rather, our nominating and corporate governance committee considers board membership criteria as a whole and seeks to achieve diversity of occupational and personal backgrounds on the Board. Our Board will be responsible for selecting candidates for election as directors based on the recommendation of the nominating and corporate governance committee.

Our nominating and corporate governance committee regularly assesses the appropriate size of our Board, and whether any vacancies on our Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the committee will consider various potential candidates who may come to the attention of the committee through current Board members, professional search firms, stockholders or other persons. Each candidate brought to the attention of the committee, regardless of who recommended such candidate, is considered on the basis of the criteria set forth in our corporate governance guidelines.

As stated above, our nominating and corporate governance committee will consider candidates proposed for nomination by our stockholders. Stockholders may propose candidates by submitting the names and supporting information to: Corporate Secretary, 4698 Willow Road, Suite 100, Pleasanton, CA 94588. Supporting information should include (a) the name and address of the candidate and the proposing stockholder, (b) a comprehensive biography of the candidate and an explanation of why the candidate is qualified to serve as a director taking into account the criteria identified in our corporate governance guidelines, (c) proof of ownership, the class and number of shares, and the length of time that the shares of our voting securities have been beneficially owned by each of the candidate and the proposing stockholder, and (d) a letter signed by the candidate stating his or her willingness to serve, if elected.

Communications with the Board

Stockholders or other interested parties may communicate directly with one or more members of our Board, or the non-management directors as a group, by writing to the director or directors at the following address: ZELTIQ Aesthetics, Inc., Attn: Corporate Secretary, 4698 Willow Road, Suite 100, Pleasanton, CA 94588. The name of the specific intended Board recipients should be noted in the communication, and the communication will be forwarded to the appropriate directors.

Director Compensation

Prior to July 2011, we had not formalized a director compensation program, nor had we compensated members of our Board, except for Mr. Foley, Mr. O’Boyle and Mr. Stockman. The director compensation policy then in place for Messrs. Foley, Stockman, and O’Boyle entitled them each to $30,000 for their board service in 2011. In addition, Mr. O’Boyle, was to receive $14,000 in 2011 as Chair of the audit committee. Messrs. Foley and Stockman were paid $30,000 each. Mr. O’Boyle’s compensation was prorated for the number of days Mr. O’Boyle has served as the Company’s director.

In July 2011, the compensation committee adopted a director compensation policy for all non-employee directors, to be effective upon consummation of our initial public offering, pursuant to which non-employee directors will be compensated for their services on our Board of Directors. Pursuant to the policy:

•

each non-employee director will receive an annual cash fee of $30,000 payable for the director’s service during the year. In addition, each non-employee director appointed to the Board of Directors following completion of our initial public offering received an initial grant of options to purchase 19,073 shares of common stock, and, beginning in 2012, each non-employee director who has served for at least six months on the Board of Directors will receive an annual grant of options to purchase 9,536 shares;

•

the Chairman of the audit committee will receive an additional annual fee of $14,000 for the Chairman’s service during the year and each audit committee member will receive $6,000 for their service during the year;

•

the Chairman of the compensation committee will receive an additional annual fee of $10,000 for the Chairman’s service during the year and each compensation committee member will receive $4,500 for their service during the year; and

•

the Chairman of the nominating and corporate governance committee will receive an additional annual fee of $6,000 for the Chairman’s service during the year and each nominating and corporate governance committee member will receive $3,000 for their service during the year.

Annual option grants to directors will have an exercise price per share determined at the fair market value on the date of grant and will vest 25% after the first anniversary of the grant and in equal monthly installments over the subsequent 36-month period subject to acceleration upon a change of control. Each director is also entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board of Directors and any committee on which he or she serves.

All of our directors are eligible to participate in our 2011 Equity Incentive Plan, and our employee directors are eligible to participate in our 2011 Employee Stock Purchase Plan.

2011 Non-Employee Director Compensation Table

The following table sets forth information regarding compensation earned by our non-employee directors during the fiscal year ended December 31, 2011:

Name	Fees Earned	Option Awards(1)		Total
Nathan R. Every, M.D., MPH(2)	—	—		—
Mark J. Foley(3)	$30,000	—		$30,000
Jean M. George	8,144	—		8,144
Bryan E. Roberts, Ph.D	7,239	—		7,239
Andrew N. Schiff, M.D	8,646	—		8,646
Robert B. Stockman(4)	31,809	—		31,809
Kevin C. O’Boyle	20,522	$233,024	(5)	253,546

(1)	Amounts reflect the aggregate grant date fair value of the options. The options that were granted had a grant date fair value of $5.70 per option using the Black-Scholes option model. For information relating to the assumptions made by us in valuing the option awards made to our non-employee directors in 2011, refer to Note 10 of our consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2011.
(2)	Effective July 11, 2011, Dr. Every resigned from our Board and did not receive any compensation for his service as a director.
(3)	Effective April 19, 2012, Mr. Foley has been appointed the Company’s Interim President and Chief Executive Officer.
(4)	Robert B. Stockman resigned as a member of our Board of Directors on May 2, 2012.
(5)	Amount reflects options granted to Mr. O’Boyle on July 29, 2011 in connection with his appointment to the Board. As of December 31, 2011, Mr. O’Boyle held options to purchase 40,871 shares of common stock.

Stock Ownership of Directors and Executive Officers

The following table shows the number of shares of our common stock beneficially owned as of April 20, 2012 by (i) our directors, (ii) our “named executive officers,” as defined below in “Executive Compensation — Compensation Discussion and Analysis,” and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, all shares shown in the table below are held with sole voting and investment power.

Name of Beneficial Owner	Number of Shares Not Subject to Options	Number of Shares Subject to Exercisable Options and Vesting of RSUs(1)	Total Number of Shares Beneficially Owned	Percent of Class(1)(2)
Gordon E. Nye(3)	—	1,339,161	1,339,161	3.8%
Jean M. George(4)	7,901,221	—	7,901,221	23.1%
Bryan E. Roberts, Ph.D.(5)	5,230,627	—	5,230,627	15.3%
Mark J. Foley(6)	—	164,738	—	*
Kevin C. O’Boyle	—	—	—	*
Andrew N. Schiff, M.D.(7)	4,172,742	—	4,172,742	12.2%
Robert B. Stockman(8)	—	31,670	31,670	*
John F. Howe(9)	209,313	—	209,313	*
Kristine N. Tatsutani, Ph.D.(10)	—	39,090	39,090	*
Stephen W. Atkinson(11)	—	2,580	2,580	*
Ian P. West, Ph.D., C.Eng., FIET(12)	—	41,197	41,197	*
Directors and executive officers as a group (12 persons)	17,347,164	385,758	17,732,922	51.2%

*	Ownership is less than 1%.

(1)	Beneficial ownership of shares and percentage ownership are determined in accordance with the rules of the SEC. In calculating the number of shares beneficially owned by an individual and the percentage ownership of that individual, shares underlying options or warrants held by that individual that are either currently exercisable or exercisable within 60 days from April 20, 2012 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other individual. Unless otherwise indicated and subject to community property laws where applicable, the individuals named in the table above have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

(2)	Based on 34,251,326 shares of our common stock outstanding as of April 20, 2012.

(3)

Includes 1,339,161 options to purchase shares currently exercisable or exercisable within 60 days of April 20, 2012. Includes 301,749 options that vest immediately prior to a change of control or at such time as the Company’s common stock is traded on a national securities exchange and closes at a price of $18.35 or more for ten (10) consecutive trading days. All unvested options are subject to repurchase in accordance with the terms of the grant.

(4)	Based on a Schedule 13G filed with the SEC on February 13, 2012, by Advanced Technology Ventures VII, L.P. on its own behalf and on behalf of its affiliates identified therein. Amount includes 7,416,358 shares held by Advanced Technology Ventures VII, L.P. (“Ventures”), 297,614 shares held by Advanced Technology Ventures VII, (B), L.P. (“Ventures B”), 143,051 shares held by Advanced Technology Ventures VII (C), L.P. (“Ventures C”) and 44,198 shares held by ATV Entrepreneurs VII, L.P. (“Entrepreneurs”, and collectively with Ventures, Ventures B and Ventures C, the “ATV Funds”). The shares directly held by the ATV Funds are indirectly held by ATV Associates VII, L.L.C. (“ATV Associates”) as general partner, and each of the individual managing directors of ATV Associates. The individual managing directors (collectively, the “Managers”) of ATV Associates are Michael A. Carusi, Jean George, Steven N. Baloff, Robert C. Hower and William C. Wiberg. ATV Associates and the Managers share voting and dispositive power over the shares directly held by the ATV Funds.

(5)	Based on a Schedule 13G filed with the SEC on February 14, 2012, by Venrock Associates V, L.P. on its own behalf and on behalf of its affiliates identified therein. Includes 4,719,597 shares held by Venrock Associates V, L.P. (“VA5”), 110,888 shares held by Venrock Entrepreneurs Fund V, L.P. (“VEF5”) and 400,142 shares held by Venrock Partners V, L.P. (“VP5”, and collectively with VA5 and VEF5, the “Venrock Funds”). No individual person or entity has the unilateral ability to cause or block the voting or disposition of any Venrock-associated entity described in this footnote. Venrock Management V, LLC (“VM5”), VEF Management V, LLC (“VEFM5”) and Venrock Partners Management V, LLC (“VPM5”) are the sole general partners of VA5, VEF5 and VP5, respectively. Brian D. Ascher, Michael C. Brooks, Anthony B. Evnin, Anders D. Hove, Bryan E. Roberts, Ray A. Rothrock, and Michael F. Tyrrell are the members of each of VM5, VEFM5, and VPM5 and share voting and dispositive power over the shares held by VA5, VEF5 and VP5. Bryan Roberts, a member of each of VM5, VEFM5 and VPM5, is a member of our Board of Directors and may be deemed to beneficially own all shares held by VM5, VEFM5 and VPM5.

(6)	Includes 164,738 options to purchase shares currently exercisable or exercisable within 60 days of April 20, 2012.

(7)	Based on a Schedule 13D filed with the SEC on November 1, 2011, by Aisling Capital III, LP on its own behalf and on behalf of its affiliates identified therein. The shares directly held by Aisling Capital III, LP (“Aisling”) are indirectly held by Aisling Capital Partners III, LP (“Aisling GP”), as general partner of Aisling, Aisling Capital Partners III, LLC (“Aisling Partners”), as general partner of Aisling GP, and each of the individual managing members of Aisling Partners. The individual managing members (collectively, the “Managers”) of Aisling Partners are Dennis Purcell, Dr. Andrew Schiff and Steve Elms. Aisling GP, Aisling Partners, and the Managers share voting and dispositive power over the shares directly held by Aisling.

(8)	Includes 31,670 options to purchase shares currently exercisable or exercisable within 60 days of April 20, 2012. Mr. Stockman resigned as a member of our Board of Directors on May 2, 2012.

(9)	Includes 9,765 shares of common stock and 199,548 options to purchase shares currently exercisable or exercisable within 60 days of April 20, 2012.

(10)	Includes 39,090 options to purchase shares currently exercisable or exercisable within 60 days of April 20, 2012.

(11)	Includes 2,580 options to purchase shares currently exercisable or exercisable within 60 days of April 20, 2012.

(12)	Includes 41,197 options to purchase shares currently exercisable or exercisable within 60 days of April 20, 2012.

Stock Ownership of Certain Beneficial Owners

The following table shows the number of shares of our common stock beneficially owned as of December 31, 2011 by persons known by us to beneficially own more than 5% of the outstanding shares of our common stock. The information in the table is based on our review of filings with the Securities and Exchange Commission. Each person listed below has sole voting and investment power with respect to the shares beneficially owned unless otherwise stated.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Outstanding Shares(1)
Entities affiliated with Advanced Technology Ventures(2) 500 Boylston Street, Suite 1380 Boston, MA 02116	7,901,221	23.2%
Aisling Capital III, LP(3) 888 Seventh Avenue, Thirtieth Floor New York, NY 10106	4,172,742	12.3%
Frazier Healthcare V, L.P.(4) 601 Union Two Union Square, Suite 3200 Seattle, WA 98101	7,427,244	21.8%
Entities affiliated with Venrock(5) 3340 Hillview Avenue Palo Alto, CA 94304	5,230,627	15.4%
FMR LLC(6) 82 Devonshire Street Boston, MA 02109	2,426,526	7.1%

(1)	Based on 33,997,809 shares of our common stock outstanding as of December 31, 2011.

(2)	Based on a Schedule 13G filed with the SEC on February 13, 2012, by Advanced Technology Ventures VII, L.P. on its own behalf and on behalf of its affiliates identified therein. Amount includes 7,416,358 shares held by Advanced Technology Ventures VII, L.P. (“Ventures”), 297,614 shares held by Advanced Technology Ventures VII, (B), L.P. (“Ventures B”), 143,051 shares held by Advanced Technology Ventures VII (C), L.P. (“Ventures C”) and 44,198 shares held by ATV Entrepreneurs VII, L.P. (“Entrepreneurs”, and collectively with Ventures, Ventures B and Ventures C, the “ATV Funds”). The shares directly held by the ATV Funds are indirectly held by ATV Associates VII, L.L.C. (“ATV Associates”) as general partner, and each of the individual managing directors of ATV Associates. The individual managing directors (collectively, the “Managers”) of ATV Associates are Michael A. Carusi, Jean George, Steven N. Baloff, Robert C. Hower and William C. Wiberg. ATV Associates and the Managers share voting and dispositive power over the shares directly held by the ATV Funds.

(3)	Based on a Schedule 13D filed with the SEC on November 1, 2011, by Aisling Capital III, LP on its own behalf and on behalf of its affiliates identified therein. The shares directly held by Aisling Capital III, LP (“Aisling”) are indirectly held by Aisling Capital Partners III, LP (“Aisling GP”), as general partner of Aisling, Aisling Capital Partners III, LLC (“Aisling Partners”), as general partner of Aisling GP, and each of the individual managing members of Aisling Partners. The individual managing members (collectively, the “Managers”) of Aisling Partners are Dennis Purcell, Dr. Andrew Schiff and Steve Elms. Aisling GP, Aisling Partners, and the Managers share voting and dispositive power over the shares directly held by Aisling. Based on a Schedule 13G filed with the SEC on February 7, 2012, by Frazier Healthcare V, L.P. on its own behalf and on behalf of its affiliates identified therein. The general partner of Frazier Healthcare V, L.P. is a limited partnership, the general partner of which is FHM V, LLC. The members of FHM V, LLC are Dr. Every, Alan Frazier, Nader Naini, Patrick Heron, Dr. James N. Topper and Thomas Hodge. These individuals share voting and dispositive power over the shares held by Frazier Healthcare V, L.P. Effective July 11, 2011 Dr. Every resigned from our board of directors.

(4)	Based on a Schedule 13G filed with the SEC on February 14, 2012, by Venrock Associates V, L.P. on its own behalf and on behalf of its affiliates identified therein. Amount includes 4,719,597 shares held by Venrock Associates V, L.P. (“VA5”), 110,888 shares held by Venrock Entrepreneurs Fund V, L.P. (“VEF5”) and 400,142 shares held by Venrock Partners V, L.P. (“VP5”, and collectively with VA5 and VEF5, the “Venrock Funds”). No individual person or entity has the unilateral ability to cause or block the voting or disposition of any Venrock-associated entity described in this footnote. Venrock Management V, LLC (“VM5”), VEF Management V, LLC (“VEFM5”) and Venrock Partners Management V, LLC (“VPM5”) are the sole general partners of VA5, VEF5 and VP5, respectively. Brian D. Ascher, Michael C. Brooks, Anthony B. Evnin, Anders D. Hove, Bryan E. Roberts, Ray A. Rothrock, and Michael F. Tyrrell are the members of each of VM5, VEFM5, and VPM5 and share voting and dispositive power over the shares held by VA5, VEF5 and VP5. Bryan Roberts, a member of each of VM5, VEFM5 and VPM5, is a member of our Board of Directors and may be deemed to beneficially own all shares held by VM5, VEFM5 and VPM5.

(5)	Based on a Schedule 13G filed with the SEC on February 14, 2012, by FMR LLC and Edward C. Johnson 3d. Edward C. Johnson 3d, Chairman of FMR LLC, and FMR LLC, through its control of Fidelity Management & Research Company (“Fidelity”) have sole voting power over none of the shares and sole dispositive power over all of the shares. Fidelity, a wholly-owned subsidiary of FMR LLC and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of such shares as a result of acting as investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. Pursuant to the schedule, (i) members of the family of Edward C. Johnson 3d, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC; (ii) the Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares and that, accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC; and (iii) neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees and that Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

Executive Officers and Executive Compensation

Executive Officers

The following table provides information regarding our executive officers, including their ages and positions, as of April 20, 2012:

Name	Age	Position
Executive Officers
Mark J. Foley	46	Interim Chief Executive Officer, President, and Director
Joshua T. Brumm	34	Chief Financial Officer and Senior Vice President
Dennis J. Jarvis, Ph.D.	62	Chief Marketing Officer
Kristine N. Tatsutani, Ph.D.	44	Chief Technology Officer and Vice President of Enhanced Clinical Outcomes
Richard W. Poinsett	60	Senior Vice President of Operations
Stephen W. Atkinson	44	Senior Vice President of International
Michael C. Genau	52	President of North American Franchise
Sergio Garcia	50	Senior Vice President, General Counsel and Corporate Secretary
Ian P. West, Ph.D., C.Eng., FIET	43	Vice President of Product Development

Further information with respect to Mark J. Foley is provided above under “Director Information.”

Joshua T. Brumm has served as Chief Financial Officer and Senior Vice President since April 2012. Previously, Mr. Brumm served as Chief Financial Officer and Vice President from January 2012 to April 2012, as Vice President of Corporate Development and Investor Relations from October 2011 to January 2012, as Vice President of Corporate Development from July 2011 to October 2011, as Senior Managing Director, International Sales and Corporate Development from January 2011 to July 2011, as Director, International Sales and Corporate Development from June 2010 to January 2011, and Director, Corporate Development and Strategy from December 2009 to June 2010. Prior to joining ZELTIQ, Mr. Brumm served as Director of Finance at Proteolix, Inc. from March 2009 to December 2009, at which time it was acquired by Onyx Pharmaceuticals, and as a Healthcare Investment Banking Associate with Citigroup Global Markets, Inc. from June 2007 to March 2009. Prior to June 2007, he served as Chief Executive Officer and Founder of Nu-Ag Distribution, LLC from December 2002 to the company’s sale in June 2007 and as a Healthcare Investment Banking Analyst at Morgan Stanley from May 2001 to August 2002. Mr. Brumm graduated summa cum laude and holds a B.B.A. from the University of Notre Dame.

Dennis J. Jarvis, Ph.D. has served as Chief Marketing Officer since January 2011. Prior to joining ZELTIQ, Mr. Jarvis served as Vice President of Marketing at Ophthonix, Inc., a venture-backed vision correction company, from August 2003 to December 2010 and as Group Director of Marketing with VISTAKON, Johnson & Johnson Vision Care from June 1998 to December 2001. Prior to crossing over into the medical technology field, he held senior management positions focusing on marketing, sales, and market research with prominent consumer companies including The Gillette Company, where he was responsible for launching 15 new products, as well as Reebok, Ltd. and Spencer Gifts, a division of NBC-Universal. Mr. Jarvis began his career with Marsteller Inc., the advertising arm of leading global public relations and communications firm Burson-Marsteller. Mr. Jarvis earned his Ph.D. and Masters of Arts in Communications from Southern Illinois University and his B.S. from The College at Brockport, State University of New York. He also taught Marketing Management in the M.B.A program at Simmons College in Boston.

Kristine N. Tatsutani, Ph.D. has served as Chief Technology Officer and Vice President of Enhanced Clinical Outcomes since July 2011 and had previously served as Chief Technology Officer and Vice President of Clinical Affairs since May 2011. Dr. Tatsutani has 17 years of experience in the field of medical research and medical devices specifically focused in cryogenic applications in oncology, interventional cardiology, electrophysiology, and aesthetic medicine. Prior to joining ZELTIQ, Dr. Tatsutani served as Vice President, Clinical and Scientific Development at MyoScience, Inc., a company developing a cryogenic technology for another aesthetic application, from June 2008 to May 2011. Before that, she held scientific and clinical leadership positions at Boston Scientific from March 2005 to May 2008, and at CryoVascular Systems, Inc. from September 1998 to March 2005. Dr. Tatsutani earned her Ph.D. in Mechanical Engineering, specializing in cryobiology, as well as her Master of Science and Bachelor of Science in Mechanical Engineering at the University of California, Berkeley. She has multiple patents and scientific publications in the field of cryobiology and cryogenic medicine.

Richard W. Poinsett has served as Senior Vice President of Operations since July 2011. Prior to joining ZELTIQ, he served as Vice President of Reliability, Integrity and Supply Chain from June 2010 to July 2011, leading our manufacturing, quality assurance, and regulatory initiatives. He also manages the execution of global expansion plans to accelerate our growth in the aesthetic device market. Prior to joining ZELTIQ, Mr. Poinsett served as Vice President of Quality Assurance, Regulatory Affairs and Engineering at Greer Laboratories, Inc. from November 2004 to June 2010; Vice President, Development, Regulatory Affairs and Quality Assurance for In Sound Medical, Inc. from October 2003 to June 2004; and General Manager of REVA Medical, Inc. from September 2001 to December 2003. Prior to REVA Medical, Inc., he held several senior operations management positions at medical device companies. Mr. Poinsett brings over 20 years of senior management experience in operations, R&D, quality assurance, and regulatory affairs to ZELTIQ, primarily in the medical device sector. Mr. Poinsett holds an M.B.A. from Pepperdine University and a B.S. in electrical engineering from Purdue University.

Stephen W. Atkinson has served as Senior Vice President of International since July 2011. Prior to joining ZELTIQ, Mr. Atkinson served from July 2008 to June 2011 as Chief Executive Officer at SYSTAGENIX, a private equity backed wound care company that he carved out from Johnson & Johnson, with direct sales to 15 countries and indirect sales to over 30 more. From 2002 to 2008, Mr. Atkinson served as Area Vice President at CR BARD Inc., a diversified medical device company, where he was responsible for the business in several European countries. Before that, Mr. Atkinson served as Vice President and Managing Director of Europe, Middle East & Africa for CRITIKON LLC, a private equity backed company that was divested to GE MEDICAL, where he continued to serve as a European Vice President for their Sub-Acute Care, Supplies, and Accessories business. Mr. Atkinson started his career in medical devices with ten years of service at Johnson and Johnson in various sales, marketing, and general management roles. Mr. Atkinson was awarded a B.A. with Honors from the Carnegie School of Leeds Metropolitan University in the United Kingdom, and in 2005 completed the Advanced Executive Program at the Kellogg Business School at Northwestern University in Chicago.

Michael C. Genau has served as President of the North American Franchise since March 2012. Prior to joining ZELTIQ , Mr. Genau served as President of the global Active Healing Solutions business at Kinetic Concepts, Inc. from July 2009 to December 2011. Prior to that, Mr. Genau worked for GE Healthcare from January 2001 to June 2009 where he held executive and management positions for several key divisions within GE including: Global Diagnostic X-Ray and Mammography, Maternal Infant Care, Clinical Systems, GE Medical Systems Europe and Cardiology Systems. He also previously served as Executive Vice President and General Manager for Critikon Company, LLC, which was sold to GE Medical Systems. Earlier in his career, Mr. Genau held global sales, marketing, and product management positions for Johnson & Johnson. Mr. Genau earned a B.A. in international studies at the University of South Carolina – Columbia.

Sergio Garcia has served as Senior Vice President, General Counsel, and Corporate Secretary since March 2012. Prior to joining ZELTIQ, Mr. Garcia was a partner at Reed Smith LLP and Fenwick & West LLP, July 2008 to March 2012 and October 2005 to July 2008, respectively, where he advised clients on corporate, transactional, and regulatory compliance matters. He also served as outside general counsel to early-stage companies on intellectual property matters, strategic alliances, licensing and collaboration agreements, and litigation. Prior to that, Mr. Garcia played a key role as Vice President, Legal and General Counsel at PDL BioPharma Inc., where he acted as legal advisor to the executive management team and board of directors on a wide range of strategic and operational issues. Mr. Garcia earned a B.A. in international relations at Stanford University and J.D., Law at University of California, Berkeley – School of Law.

Ian P. West, Ph.D., C.Eng., FIET has served as Vice President of Product Development since April 2011. Prior to joining ZELTIQ, Dr. West served as Director of Engineering, OEM Monitoring at Philips Healthcare from January 2008 to March 2011 and Engineering General Manager, Specialty Monitoring at GE Healthcare from October 2001 to December 2007. Prior to October 2001, Dr. West served as Director of Program Management at CRITIKON LLC and in various and management positions with Johnson & Johnson Medical, Inc. Dr. West earned his Ph.D. in Engineering and his B.Eng at the University of Liverpool, United Kingdom.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis is designed to provide stockholders with an understanding of our compensation philosophy and objectives as well as the analysis that we performed in setting executive compensation. It discusses the compensation committee’s determination of how and why, in addition to what, compensation actions were taken during the last fiscal year for each person serving as our chief executive officer and our chief financial officer during 2011, and the three other most highly compensated executive officers who were serving as such at the end of 2011.

Our named executive officers for fiscal year 2011 were Gordon E. Nye, former President and Chief Executive Officer; John F. Howe, former Senior Vice President and Chief Financial Officer; Kristine N. Tatsutani, Ph.D, Chief Technology Officer and Vice President of Enhanced Clinical Outcomes; Stephen W. Atkinson, Senior Vice President of International; and Ian P. West, Ph.D., C.Eng., FIET, Vice President of Product Development.

These individuals are collectively referred to in this discussion as the “named executive officers” because they are named in the compensation tables included in this proxy statement. Investors are encouraged to read this discussion in conjunction with the compensation tables and related notes, which include more detailed information about the compensation of the named executive officers for 2011 as well as prior years.

Effective January 9, 2012, Joshua T. Brumm was named the Company’s Chief Financial Officer to replace John F. Howe, who resigned from the Company. Effective April 18, 2012, Gordon E. Nye, the Company’s former President and Chief Executive Officer, resigned from his positions as an officer and director of the Company for personal reasons. Mark Foley has served as Interim President and Chief Executive Officer since Mr. Nye’s resignation.

Overview

We design our compensation and benefits programs to attract, retain, and incentivize talented and qualified executives who share our commitment to our vision, customers, and constituents. We recruit and hire employees who drive to meet and surpass our annual and long-term corporate goals and build long-term value for our stockholders. We believe our compensation incentives should promote the success of our company and motivate our executive officers to pursue and exceed our corporate objectives. Our compensation programs combine short- and long-term components, cash and equity, and fixed and contingent performance-based payments in the amounts and proportions aimed to create incentives and reward our executive officers for achieving and surpassing our corporate objectives. Our executive compensation program also is intended to make us competitive in our industry, where there is considerable competition for talented executives.

The compensation committee of our Board of Directors oversees our executive compensation program. In June 2011, our compensation committee engaged Compensia, Inc., an independent executive compensation consulting firm, to evaluate our executive compensation programs relative to those of a public company peer group and to make recommendations with respect to appropriate levels and forms of compensation. The objective of this evaluation and the resulting compensation adjustments was to ensure that we remain competitive as a newly public company and that our named executive officers have meaningful incentives to remain employed with us and contribute to the achievement of our corporate goals. Based on these recommendations, our compensation committee conducted a comprehensive review and evaluation of all of our compensation programs.

Our compensation committee determines future allocations of compensation between cash and equity compensation or among different forms of non-cash compensation based on its review of typical allocations within our compensation peer group. The committee has not adopted, however, and has no current plans to adopt, any policy requiring a specific allocation between cash and equity compensation or between short-term and long-term compensation. In the course of its deliberations, the committee reviews each component of compensation, how these components relate to each other and, in particular, how they relate to and affect total compensation. The compensation committee’s philosophy is that a substantial portion of an executive’s compensation should be contingent performance-based compensation, whether in the form of equity or cash compensation. In that regard, we use options or other equity incentive awards as a significant component of compensation because we believe that they help align individual compensation with the creation of stockholder value. We also use cash incentive plans tied to our annual corporate goals.

Summary of Compensation Program

The overall objective of our compensation program is to motivate our executives to meet and exceed our corporate goals and build stockholder value. Therefore, the elements of our compensation program are focused on providing our executives with both annual and long-term performance incentives. The elements include:

•	Base salary;

•	Annual performance-based cash incentive (bonus) awards; and

•	Stock-based incentive awards.

We also provide our executives with the same benefits we provide generally to our employees, including long-term disability insurance, life and accidental death and dismemberment insurance, and other insurance benefits.

In determining the amounts of each of these compensation elements, the compensation committee considers the following objectives:

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A significant portion of executive compensation should be performance-based. We believe that a meaningful portion of executive compensation should be directly tied to the performance of our company as a whole. Consistent with this objective, we adopted a 2011 Corporate Bonus Plan to reward achievement of our corporate goals.

•

Stock-based incentive awards should comprise a significant portion of executive compensation. We believe a meaningful portion of executive compensation should be tied to the long-term performance of the organization with a focus on building long-term stockholder value. By granting executives stock option awards, we directly incentivize our executives to build stockholder value. To assure the long-term focus on stockholder value as well as to retain our executives responsible for achieving this objective, our stock option awards typically have a four-year vesting schedule.

•

Our executive compensation should be competitive and fair. Executive talent is important to our organization, and there is significant competition for top talent in the medical technology industry. To attract and retain talented executives, our compensation programs should be competitive when compared to our peers and fair with respect to internal and external considerations.

Compensation Process

Our compensation committee is responsible for establishing our compensation philosophy and ultimately determining the compensation levels for our named executive officers, including base salaries, cash bonus awards, and stock-based incentive awards. The compensation committee is also responsible for approving the corporate goals for purposes of determining annual cash incentive awards. To assist the compensation committee, our Chief Executive Officer collaborates with our Chief Financial Officer and Vice President of Human Resources, and prepares a report at the beginning of each fiscal year which sets forth recommended base salaries, stock-based incentive awards, corporate goals for the fiscal year, and individual performance goals for each named executive officer (other than with respect to his own compensation). The compensation committee in its sole discretion determines whether to adopt the Chief Executive Officer’s recommendations. No named executive officer may be present at the time his or her compensation is being discussed or determined by the compensation committee.

In addition, our compensation committee considers relevant market compensation data. Historically, we have informally considered the competitive market for corresponding positions within comparable geographic areas and private venture-backed companies that were of similar size and stage of development operating in our industry based on general knowledge possessed by members of our compensation committee, together with general market data from an executive compensation study prepared by Radford Surveys. However, in connection with our initial public offering, in June 2011, our compensation committee engaged Compensia, a national compensation consulting firm, to provide executive compensation advisory services for 2011, including the following:

•	an assessment of our executives’ base salaries, cash incentives and equity compensation levels, and plan structures;

•	a review of market practice with respect to executive severance and change of control arrangements;

•

assistance with a review of our equity compensation strategy, including the development of award guidelines and an aggregate spending budget as well as an “evergreen” mechanism to refresh the available equity compensation incentives on an annual basis;

•	a review of considerations and market practices related to short-term cash incentive plans; and

•	a review of director compensation market practices among public medical technology companies.

As described in more detail below, based upon the recommendations of Compensia, base salaries were adjusted to reflect that of the 25th percentile of peer companies.

Determination of Executive Compensation

In setting the compensation for our named executive officers, our compensation committee places significant emphasis on the recommendations of our Chief Executive Officer for all named executive officers, except with respect to the compensation of the Chief Executive Officer. Our compensation committee also considers market data, our overall performance during the prior fiscal year relative to our financial goals and the executive’s individual contributions during the prior fiscal years toward the achievement of our corporate goals. Prior to our initial public offering, the members of our compensation committee also relied on their experience as venture capitalists, in which they and the other general partners in their venture funds serve as directors for a number of private companies, and have experience and a familiarity with the compensation offered to executives in emerging growth companies in our geographic location. In addition, our compensation committee is bound by the terms of the employment agreements we entered into with our named executive officers in order to secure their services for our company.

Components of Executive Compensation

As indicated above, our executives are compensated through a combination of annual and long-term incentives designed to motivate them to help us achieve our key corporate goals and build value for our stockholders.

Base Salary

Our compensation committee is responsible for setting our executive base salaries based on input from the Chief Executive Officer (except with respect to the compensation of the Chief Executive Officer). The compensation committee sets the base salary for our Chief Executive Officer. Prior to our initial public offering, executive base salaries reflected our status as a start-up company with the objective of conserving cash resources while attracting and retaining executive talent with long-term equity compensation. As a result, we believe that our base salaries were generally below base salaries available at larger public companies. Many of the named executive officers recognized these cash constraints as we focused resources on the development of our business and agreed to relatively lower base salaries in exchange for equity incentive awards. As a result, our compensation committee decided to maintain our named executive officers’ 2009 base salaries in 2010 through July 2011, except in connection with a named executive officer’s subsequent promotion. In setting base salaries for our named executive officers prior to June 2011, our compensation committee considered a variety of components, including the early stage of our company, the executive’s position, the individual’s contribution towards meeting our financial goals and informal benchmarking. We did not identify any specific peer companies in determining our named executive officers’ salaries prior to June 2011. Instead, our compensation committee analyzed each of the foregoing components, and in combination with analyzing recommendations from our Chief Executive Officer (except with respect to his own compensation), determined the named executive officer salaries in 2010, which were carried forward through July 2011.

In connection with our initial public offering, one of the objectives of our compensation program in 2011 was to provide our named executives with base salaries that are competitively reasonable and appropriate in the talent market for our business needs and circumstances. With the assistance of Compensia, in June 2011, our compensation committee conducted an analysis of base salaries using compensation data disclosed in public filings to establish reference points that we used to compare our named executives’ 2011 base salaries to those provided by peer companies.

Our compensation committee selected our peer companies, taking into account Compensia’s recommendations, based on the following characteristics:

•	traded on a major U.S. stock exchange;

•	broadly similar in revenue and revenue growth compared to our company;

•	principal business in a related industry segment compared to our company (i.e. health care supplies and equipment and biotechnology);

•	similar product or business model (i.e. manufacturer of surgical and medical related devices or electromedical and electrotherapeutic apparatus manufacturing); and

•	headquartered in the United States.

Peer Companies for Base Salary in Fiscal Year 2011

Abaxis, Inc. Abiomed, Inc. Alphatec Holdings, Inc. Atricure, Inc. Atrion Corp. Cardiovascular Systems, Inc,	Cyberonics, Inc. DexCom, Inc. Endologix, Inc. Harvard Bioscience, Inc. Heartware International, Inc.	Insulet Corp. MAKO Surgical Corp. NxStage Medical, Inc. Synovis Life Tech, Inc. Vascular Solutions, Inc.

As a result of this analysis, our compensation committee determined that base salaries were generally below that of the peer group and increased base salaries of all of our named executive officers in July 2011 to approximately the 25th percentile of our peers, except for Mr. West whose base salary already approximated the 25th percentile of our peers. Our compensation committee selected this conservative percentile in an effort to continue to conserve our cash to support our commercialization plans and as the first step towards aligning the base salaries of our named executive officers with the peer group. Our named executive officers’ base salaries for the year ended December 31, 2011 are summarized in the table below:

Name and Title	Base Salary for First Half of 2011	Base Salary for Second Half of 2011
Gordon E. Nye(1)	$325,000	$500,000

John F. Howe(2)	265,000	300,000

Kristine Tatsutani	230,000	250,000

Ian P. West, Ph.D., C.Eng., FIET(3)	230,000	230,000

Stephen W. Atkinson(4)	n/a	275,000

(1)	Mr. Nye’s employment with the Company was terminated in April 2012.

(2)	Mr. Howe’s employment with the Company was terminated in January 2012.

(3)	Mr. West’s compensation was determined to be appropriate for a vice president who would report to a senior vice president. Therefore, no adjustment was recommended for his pay.

(4)	Mr. Atkinson joined the Company in August 2011.

We also consider many other factors in the process of determining compensation levels for each named executive officer, including:

•	our belief that our compensation amounts should be internally fair and equitable relative to roles, responsibilities, and relationships among our named executive officers;

•	prior compensation or amounts realized or realizable from equity compensation by named executive officers; and

•	the evaluations and recommendations of our Chief Executive Officer (other than with respect to his own compensation).

We do not have a predefined framework that determines which factors may be more or less important, and the emphasis placed on specific factors may vary among the named executive officers. Ultimately, it is our compensation committee’s judgment of these factors, along with competitive data, that form the basis for determining named executives’ base salaries.

Our compensation committee has determined that base salaries for our named executive officers should continue to approximate the 25th percentile of our peers and further increased the base salary of Dr. Tatsutani $260,000 in January 2012.

Performance-Based Cash Incentive Awards

Our compensation committee is responsible for administration of our 2011 Corporate Bonus Plan, or the Bonus Plan, which provides for annual cash incentive awards. All named executive officers are eligible to participate in the Bonus Plan. The Bonus Plan is designed to align our named executive officers’ efforts with our corporate goals. Each named executive officer has a target bonus ranging from 25% to 75% of his or her base salary. To assist our compensation committee, our Chief Executive Officer provided the compensation committee with documentation regarding full or partial achievement of our corporate goals. For 2011, our compensation committee determined to bifurcate the corporate goals for the first and second halves of 2011 primarily due to the enhanced responsibilities of the executives in connection with our initial public offering beginning in June 2011. In recognition of the extraordinary efforts of our named executive officers during the second half of 2011, the Board of Directors exercised its discretion and elected to pay out awards under the Bonus Plan for the first half of 2011 in December 2011.

2011 Performance Measures. The compensation committee set the initial performance measure for 2011 as follows:

•	Operating Income Target Bonus Trigger – A scale was established for operating income as a trigger for bonus eligibility. The operating income target was:

• Less than $3.5 million in operating income • $3.5 million or greater in operating income • $4.0 million or greater in operating income • $5.0 million in operating income • Overachievement	= 0% eligible bonus = 80% eligible bonus = 90% eligible bonus = 100% eligible bonus = 25% for each $1 million over operating income target to a maximum of 200%

Assuming that the Operating Income Target Bonus Trigger set forth above was achieved, the bonuses for 2011 would be paid to the executive officers in the event the following targets were satisfied:

•	Revenue (40%) — our revenue target for 2011 was approximately $64 million.

•	Delighted Constituents (20%) – our target was an 80% customer satisfaction rate, monitored through customer and patient surveys.

•	New Product Launch (20%) — our target was to launch a new applicator for our CoolSculpting System by October 1, 2011.

•

Website Launch (20%) – our target was to launch the COOLNET 2.0 website in three phases. The Physician page was to be launched by May 1; the Portal Beta phase was to be launched by June 15; and the Full e-Commerce phase was to be launched by July 15.

Awards for First Half of 2011. In the first half of 2011, the Company had substantially exceeded the pace required to meet the Operating Income Target Bonus Trigger and also outperformed its operating plan for the first half of 2011 by achieving (i) approximately $31.6 million in revenue, (ii) a customer satisfaction level exceeding plan, (iii) all steps necessary to launch the new applicator for our CoolSculpting System and (iv) the goals for each phase of the web site launch.

However, during 2011, significant changes were made to the Company’s operating plan, including an increase in operating expenses to invest in programs designed to contribute to revenue growth and to undertake the initial public offering of the Company’s common stock. In light of these changes to the operating plan and considering the achievements described above, the Board of Directors determined to pay the executive officers 50% of their bonus potential for 2011 and to revise the performance measures under the Bonus Plan for the second half of 2011.

Revised Performance Measures for Second half of 2011. Based upon the recommendations of Compensia, the compensation committee determined to increase target bonus percentages for the named executives in July 2011 and to change the performance measures under the Bonus Plan to actual revenue compared to the revised 2011 revenue plan, based upon the following scale:

•	Less than 85% of revised 2011 revenue plan = 0% payout

•	85-89% of revised 2011 revenue plan = 50% payout

•	90-94% of revised 2011 revenue plan = 75% payout

•	95-99% of revised 2011 revenue plan = 87.5% payout

•	100% + of revised 2011 revenue plan = 100% payout

Actual revenue for full 2011 was approximately $68.1 million, compared to the revised 2011 revenue plan of approximately $73.4 million, achieving 93% of the revised 2011 revenue plan. This 93% would have entitled the named executives officers to receive 75% of their target bonus for the second half of 2011. However, revenue for the second half of 2011 was approximately $36.5 million, compared to revised 2011 revenue forecast of approximately $41.8 million for the same period, achieving 87% of the second half revenue target. This 87% would have entitled the named executive officers to receive 50% of their target bonus for the second half of 2011, however, the Board of Directors, at the recommendation of the compensation committee, determined to pay the named executive officers 55% of their target bonuses for the second half of 2011. The compensation committee determined that Mr. Atkinson would receive an additional $20,000 based on achievement of specified revenue targets outside the United States.

2011 Awards. The maximum award payable under the Bonus Plan is 200% of the named executive officers’ target bonus. Any amount paid in excess of the target bonus is determined at the sole discretion of the compensation committee based on the recommendations of our Chief Executive Officer and following achievement of our corporate goals. For fiscal 2011, our compensation committee set the bonus thresholds at the following three levels based on each executive officer’s roles and responsibilities, assuming each executive officer served the full fiscal year:

Name and Principal Position	2011	Base Plan (50% of Target)	Target Plan (100% Target)	Maximum Plan (200% Target)
Gordon E. Nye	H1	$43,750	$87,500	$175,000
	H2	93,750	187,500	375,000
John F. Howe	H1	19,875	39,750	79,500
	H2	33,750	67,500	135,000
Kristine Tatsutani (1)	H1	14,375	28,750	57,500
	H2	28,125	56,250	112,500
Ian P. West, Ph.D., C.Eng., FIET (1)	H1	14,375	28,750	57,500
	H2	17,250	34,500	69,000
Stephen W. Atkinson (1)	H1	n/a	n/a	n/a
	H2	30,937	61,875	123,750

The compensation committee utilized the formula described above, and the full awards for 2011 paid to each of the named executive officers were as follows:

Name and Principal Position	H1 Bonus	H2 Bonus	2011 Bonus Amount
Gordon E. Nye	$87,500	$103,125	$190,625
John F. Howe	39,750	37,125	76,875
Kristine Tatsutani	9,583	30,938	40,521
Ian P. West, Ph.D., C.Eng., FIET	11,979	18,975	30,954
Stephen W. Atkinson	n/a	54,031	54,031

Stock-Based Incentive Awards

In addition to our performance-based cash incentive awards, we provide long-term stock-based incentive awards to our executive officers. These stock-based incentive awards generally consist of options to purchase shares of our common stock. We believe that stock option awards help further our compensation objectives by encouraging our executives to remain with us through at least the vesting period applicable to the award and by providing our executives with incentives to continue to focus on our financial performance and increasing stockholder value.

Our Chief Executive Officer recommends to our compensation committee the specific number of shares to be subject to each option award granted to each named executive officer (with the exception of his own stock-based grants). The actual number of shares underlying options granted to the named executive officers is determined by the compensation committee based on the assessment of the Company’s performance, the named executive officers’ other compensation and informal market data, as well as the dilutive effects of equity grants. Each named executive officer with the same level of duties and responsibilities generally receives the same number of option grants and named executive officers with additional responsibilities and duties receive larger grants of equity awards. Our compensation committee did not utilize predefined criteria or a formula based analysis for the determination of stock option awards. Instead, the compensation committee utilized a qualitative analysis based primarily on their general knowledge of market data and their assessment of our performance in determining the option grants to be awarded to each named executive officer.

The determination of the specific number of shares to be subject to each option granted to our Chief Executive Officer is made by the Board of Directors following discussion with the chairman of the compensation committee.

The level of equity compensation paid to our former Chief Executive Officer and our former Chief Financial Officer during 2010 was significantly greater than that paid to our other executive officers, reflecting the view of our compensation committee and Board of Directors that their leadership of our organization provided the basis for our Company to achieve success in commercializing CoolSculpting. Because of the significant level of equity compensation paid to our former Chief Executive Officer and our former Chief Financial Officer during 2010, the compensation committee determined that it would not grant additional equity awards to either Messrs. Nye or Howe in 2011. The stock option awards granted to Dr. Tatsutani and Mr. West during 2011 reflect the compensation committee’s practice of granting each named executive officer with the same level of duties and responsibilities the same number of stock options. On each of their hire dates, the standard was 136,237 shares. The stock option awards granted to Mr. Atkinson during 2011 reflect both individual negotiations and the amount of equity compensation our compensation committee believed was necessary, when combined with his base salary, to secure the services of this key executive. The award (and the size of the award) reflected our critical need to build our direct international sales function.

With the assistance of Compensia, we reviewed our stock option practices in June 2011 and determined that our named executive officers generally will receive a stock option award at the time of their initial hire, following promotions and, if approved by the compensation committee, on an annual basis. To date, our equity incentives have been granted with time-based vesting with the exception of options to purchase 301,749 shares of our common stock granted Mr. Nye that vest upon a change of control, or at such time as our common stock is listed on a national securities exchange and closes at a per share price of $18.35 or more for ten (10) consecutive trading days, and options to purchase 150,873 shares of our common stock granted to Mr. Nye that fully vested upon the achievement of $25 million in sales revenue. Most new hire option grants, including those for our named executive officers, generally vest over a four-year period with 25% vesting at or before the first anniversary of the grant date and the remainder vesting in equal monthly installments over the subsequent three years of employment. Annual grants generally vest in accordance with the same vesting schedule as the initial grants over a four-year period. Although our practice in recent years has been to provide equity incentives principally in the form of stock option grants that vest over time, our compensation committee may consider alternative forms of equity in the future, such as performance shares, restricted stock units, or restricted stock awards with alternative vesting strategies based on the achievement of performance milestones or financial metrics.

Stock and Option Grant Practices

In the absence of a public trading market for our common stock prior to our initial public offering, our Board of Directors had historically determined the fair market value of our common stock in good faith based upon consideration of a number of relevant factors including our financial condition, the likelihood of a liquidity event, the liquidation preference of our participating preferred stock, the price at which our preferred stock was sold, the enterprise values of comparable companies, our cash needs, operating losses and earnings, market conditions, material risks to our business, and our valuations. All equity awards to our employees, consultants, and directors were granted at no less than the fair market value of our common stock as determined in good faith by our Board of Directors or compensation committee on the date of grant of each award.

Following the completion of our initial public offering in October 2011, all equity based incentive awards to employees, including our named executive officers, are granted at pre-determined meeting dates of the compensation committee. Awards to current employees who are promoted or to new employees are granted on the date of promotion or hire. Our compensation committee will grant the equity awards in accordance with the dates fixed by this policy whether or not we are aware of any material non-public information (whether positive or negative) at the time of grant. The amount of realizable value related to such awards will be determined by our stock price on the date the awards vest, and therefore will be determined by our financial performance during the period prior to vesting. Whether our stock price moves up or down shortly after the grant date is largely irrelevant for purposes of the equity awards.

The exercise price of any option grant will be determined by reference to the fair market value of such shares, which our 2011 Equity Incentive Plan defines as the closing price of our common stock on the date of grant.

To attract, retain, and maintain competitive compensation, stock options and restricted stock units are offered to our executives. In January 2012, Compensia, a compensation consulting firm, was engaged to provide a detailed analysis of stock compensation for each level based upon benchmarking with our peer group. To maintain compensation at the 25th percentile of our peer group, on February 17, 2012, the compensation committee voted to offer stock options and restricted stock units to the named executive officers. These stock options vest in forty-eight (48) equal monthly installments on the monthly anniversary of the vesting base date. The restricted stock units vest in four equal annual installments beginning February 15, 2013. Gordie Nye was granted 61,920 stock options and 18,099 restricted stock units; Steve Atkinson was granted 30,960 stock options and 9,049 restricted stock units; Kristine Tatsutani was granted 26,316 stock options and 7,692 restricted stock units; Ian West was granted 17,544 stock options and 5,128 restricted stock units.

Other Benefits

To attract, retain, and offer market levels of compensation to our executives, we provide the following benefits:

•	Health insurance. We provide each of our executives and their spouses and children the same health, dental and vision insurance coverage we make available to our other eligible employees.

•	Disability insurance. We provide each of our executives with the same long-term disability insurance we provide to all eligible employees.

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401(k) retirement plan. All executives are eligible to participate in the same 401(k) Profit Sharing Plan and Trust that is available to all eligible employees. Pursuant to our 401(k) plan, we made matching contributions for each of our named executive officers in an amount equal to $1.00 for every $1.00 contributed by an employee up to 3% of earnings and $0.50 for every $1.00 contributed by an employee between 3% and 5% of earnings to a maximum matching contribution of 4% of earnings.

•	Nonqualified deferred compensation. We do not currently provide any nonqualified defined contribution or other deferred compensation plans to any employees.

•

Perquisites. We have limited the perquisites made available to our executive officers. In the event of relocation upon acceptance of a position with the company, we have provided relocation assistance to include actual moving expenses and limited assistance with the sale of a residence. Relocation assistance has been provided to other employees in the organization. A formal relocation plan has not been developed. If necessary, we may develop a formal relocation plan to aid us in attracting and retaining key employees.

Post-Employment Compensation

Certain employment arrangements that we extended to our named executive officers provide for protections in the event of their termination of employment under specified circumstances, or following a change of control. We believe that these protections are necessary to induce these individuals to forego other opportunities or leave their current employment for a position in a new and unfamiliar organization. We also believe that entering into these arrangements will help our executives maintain continued focus and dedication to their responsibilities to help maximize stockholder value if there is a potential transaction that could involve a change of control of our company. For a summary of the material terms and conditions of these severance and change of control arrangements, see “—Employment Arrangements and Offer Letters.”

Accounting and Tax Considerations

Internal Revenue Code, or the Code, Section 162(m) limits the amount that we may deduct for compensation paid to our Chief Executive Officer and to each of our four most highly compensated officers to

$1,000,000 per person, unless certain exemption requirements are met. Exemptions to this deductibility limit may be made for various forms of “performance-based” compensation. In addition to salary and bonus compensation, upon the exercise of stock options that are not treated as incentive stock options, the excess of the current market price over the option price, or option spread, is treated as compensation and accordingly, in any year, such exercise may cause an officer’s total compensation to exceed $1,000,000. Under certain regulations, option spread compensation from options that meet certain requirements will not be subject to the $1,000,000 cap on deductibility, and in the past, we have granted options that we believe met those requirements. While the compensation committee cannot predict how the deductibility limit may impact our compensation program in future years, the compensation committee intends to maintain an approach to executive compensation that strongly links pay to performance. While the compensation committee has not adopted a formal policy regarding tax deductibility of compensation paid to our named executive officers, the compensation committee intends to consider tax deductibility under Section 162(m) as a factor in compensation decisions.

Section 409A of the Code imposes additional significant taxes in the event that an executive officer, director, or other service provider receives “deferred compensation” that does not satisfy the requirements of Section 409A. Although we do not maintain traditional nonqualified deferred compensation plans, Section 409A does apply to certain change of control severance arrangements. Consequently, to assist in avoiding additional tax under Section 409A, we have designed the change of control severance arrangements described above in a manner to avoid the application of Section 409A.

2011 Summary Compensation Table

The following table summarizes information concerning the compensation awarded to, earned by, or paid for services rendered in all capacities by our named executive officers during the year ended December 31, 2011. The compensation described in this table does not include medical, group life insurance, or other benefits which are available generally to all of our salaried employees.

Name and Principal Position	Fiscal Year Ended December 31,	Salary	Option Awards(1)	Non-Equity Incentive Plan Compensation(2)	All Other Compensation(3)	Total
Gordon E. Nye(4)	2011	$425,000	$295,000	$190,625	$82,420	$993,045
President and Chief Executive Officer and Director	2010	325,000	738,744	130,000	40,041	1,233,785
John F. Howe	2011	282,500	—	76,875	16,305	375,680
Chief Financial Officer and Senior Vice President	2010	230,000	289,355	69,000	2,875	591,230
Kristine N. Tatsutani, Ph.D.(5) Chief Technology Officer and Vice President of Enhanced Clinical Outcomes	2011	163,333	1,143,014	40,521	6,700	1,353,568
Ian P. West, Ph.D., C.Eng., FIET(6) Vice President of Product Development	2011	162,917	1,064,169	30,954	85,634	1,343,674
Stephen W. Atkinson(7) Senior Vice President of International	2011	138,495	858,644	54,031	10,784	1,061,954

(1)	The amounts reported in the “Option Awards” column reflect the grant date fair value of the options granted to the named executive officers in the year reflected, determined using the Black-Scholes option model. For information relating to the assumptions made by us in valuing the option awards made to our named executive officers in 2011, refer to Note 10 to our audited consolidated financial statements included in our annul report on Form 10-K for the year ended December 31, 2011. See the “Grants of Plan-Based Awards Table” for more information regarding the option awards we granted in 2011.

(2)	The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent amounts paid under our 2011 Corporate Bonus Plan. See “Executive Compensation Discussion and Analysis—Performance-Based Cash Incentive Awards” for more information related to our 2011 Corporate Bonus Plan.

(3)	For 2011, includes (i) matching contributions to our 401(k) plan and (ii) the value of perquisites, including signing bonuses, living and medical expenses, car allowance and spousal travel, as set forth below:

Name	Retirement Plan Contributions	Signing Bonus	Living and Medical Expenses	Car Allowance	Spousal Travel
Mr. Nye	$9,991	—	$72,429	—	—
Mr. Howe	14,408	—	—	—	1,897
Dr. Tatsutani	4,840	—	—	—	1,860
Dr. West	3,642	$81,235	—	—	757
Mr. Atkinson	—	—	—	$10,784	—

(4)	The amount reported in “Option Awards” column is related to stock options to purchase 301,749 shares of our common stock with exercise prices ranging from $1.25 per share to $1.95 per share that were granted during 2009 and 2010, and vest immediately prior to an event resulting in a change of control, or at such time as our common stock is listed on a national securities exchange and closes at a per share price of $18.35 or more for ten (10) consecutive trading days. These options have not yet vested as the requisite transaction has not yet occurred. Upon the closing of the IPO, the Company recorded the stock compensation expense of $0.3 million, as the achievement of the performance criteria was deemed probable. Exercise prices of all these options were equal to the estimated fair value of common stock on the dates the grants were made.

(5)	The amount reported in the “Salary” column for Dr. Tatsutani reflects her prorated base salary of $163,333. Dr. Tatsutani commenced employment with us effective May 2011 and received an annualized salary for 2011 of $230,000. Pursuant to a Promotion Letter effective July 2011, Dr. Tatsutani’s annualized base salary was increased to $250,000.

(6)	The amount reported in the “Salary” column for Dr. West reflects his prorated salary of $162,917. Dr. West commenced employment with us effective April 2011 and was granted an annualized base salary for 2011 of $230,000.

(7)	The amount reported in the “Salary” column for Mr. Atkinson reflects his prorated salary of $138,495. Mr. Atkinson commenced employment with us effective July 2011 and was granted an annualized base salary for 2011 of $275,000.

2011 Grants of Plan Based Awards

The following table provides information regarding grants of plan based awards to each of the named executive officers during the year ended December 31, 2011. During the year ended December 31, 2011, we granted stock options to purchase 1,305,620 shares of our common stock under our 2005 Stock Option Plan and 2011 Equity Incentive Plan, including grants to executive officers. Generally, 25% of the shares subject to options vest at or before the first anniversary of the grant date and the remainder of the shares vest in equal monthly installments over the 36 months thereafter. The exercise price per share of each stock option granted to our named executive officers was equal to the fair market value of our common stock as determined in good faith by our Board of Directors on the date of the grant. Options expire ten years from the date of grant.

		Estimated Future Payouts under Non-Equity Plan Incentive Awards(1)			All Other Option Awards: Number of Securities Underlying	Exercise Price of Option Awards ($/Share)(3)		Grant Date Fair Value of Option Awards(4)
Name	Grant Date	Threshold	Target	Maximum	Options(2)
Mr. Nye	—				—	—		—
First Half of 2011		$43,750	$87,500	$175,000
Second Half of 2011		93,750	187,500	375,000
Mr. Howe	—				—	—		—
		$19,875	$39,750	$79,500
		33,750	67,500	135,000
Dr. Tatsutani	5/18/2011	—	—	—	136,237	$2.83	(5)	$7.82
	7/27/2011	—	—	—	13,623	$10.20		$5.73
First Half of 2011		$4,791	$9,583	$19,166
Second Half of 2011		28,125	56,250	112,500
Dr. West	5/18/2011	—	—	—	136,237	$2.83	(5)	$7.81
First Half of 2011		$5,990	$11,979	$23,958
Second Half of 2011		17,250	34,500	69,000
Mr. Atkinson	7/27/2011	—	—	—	149,860	$10.20		$5.73
First Half of 2011		n/a	n/a	n/a
Second Half of 2011		$30,937	$61,875	$123,750

(1)	The amounts shown reflect possible payments under our annual incentive bonus program for 2011, under which the named executive officers were eligible to receive a cash incentive award based on a target percentage of base salary upon our achievement of certain performance measures. The amounts actually paid to the named executive officers for 2011 pursuant to this program are reflected in the “Summary Compensation Table” herein. Please see “Executive Compensation—Compensation Discussion and Analysis” for more information regarding this program and the related performance measures.

(2)	The stock options granted under our 2005 Equity Incentive Plan and our 2011 Equity Incentive Plan contain forfeiture provisions requiring the executive to return the award or any gain thereon if he engages in certain competitive activity with us during his employment or within three years thereafter.

(3)	Our common stock was not publicly traded until October 19, 2011, and the exercise price of the options granted prior to such date was determined by our Board of Directors on the grant date based on its determination of the fair market value of our common stock on such grant date.

(4)	The amounts reflect the grant date fair value of each option award calculated using the Black-Scholes option model. For information relating to the assumptions made by us in valuing the option awards made to our named executive officers in fiscal year 2011, refer to Note 10 to our audited consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2011.

(5)

At the time of the grant, we set the fair value at $2.83 as of May 18, 2011. Subsequently, in preparing for the initial public offering we reviewed our May 2011 fair values solely for purposes of calculating the fair value of our outstanding stock options using the Black-Scholes option-pricing model. During this review we considered the effects of altering our allocation method from an option based method to a PWERM model, thereby reflecting our decision at the May 18, 2011 board meeting to pursue an initial public offering. In addition, we wanted the fair value of the common stock for purposes of calculating the fair value of our option grants to reflect the potentially shorter time to liquidity under any IPO scenario. Additionally, we incorporated the impact of lower execution risk as a result of continued strong revenue performance. The above discussed factors led us to use a fair value of common stock of $9.73 for the options granted on May 18, 2011. This value has been used solely for purposes of calculating the fair value of our outstanding stock options using the Black-Scholes option-pricing model.

Outstanding Equity Awards at December 31, 2011

The following table sets forth information regarding outstanding option awards held by our named executive officers at December 31, 2011. No named executive officers had outstanding stock awards as of December 31, 2011.

Name			Option Awards
			Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Options Exercise Price	Option Expiration Date
	Grant Date		Exercisable	Unexercisable
Mr. Nye	11/11/2009	(1)	734,133	—	$1.95	11/10/2019
	11/11/2009	(2)	110,120	—	1.95	11/10/2019
	11/11/2009	(3)	110,120	—	1.95	11/10/2019
	12/9/2009	(1)	8,582	—	1.95	12/8/2019
	12/9/2009	(2)	1,287	—	1.95	12/8/2019
	12/9/2009	(3)	1,287	—	1.95	12/8/2019
	3/15/2010	(1)	128,019	—	1.54	3/14/2020
	7/27/2010	(1)	315,246	—	1.25	7/26/2020
	7/27/2010	(2)	164,989	—	1.25	7/26/2020
	7/27/2010	(3)	26,790	—	1.25	7/26/2020
	9/28/2010	(1)	126,767	—	1.43	9/27/2020
	9/28/2010	(2)	25,353	—	1.43	9/27/2020
	9/28/2010	(3)	12,676	—	1.43	9/27/2020
Mr. Howe	11/11/2009	(4)	100,576	85,103	1.95	11/10/2019
	3/15/2010	(4)	13,334	11,284	1.54	3/14/2020
	7/27/2010	(4)	28,231	61,965	1.25	7/26/2020
	9/28/2010	(4)	17,165	14,526	1.43	9/27/2020
	11/30/2010	(4)	40,587	34,343	1.43	11/29/2020
Dr. Tatsutani	5/18/2011	(5)	—	136,237	2.83	5/17/2021
	7/27/2011	(7)	—	13,623	10.20	7/26/2021
Dr. West	5/18/2011	(6)	—	136,237	2.83	5/17/2021
Mr. Atkinson	7/27/2011	(7)	—	149,860	10.20	7/26/2021

(1)	Each option grant vests as to 25% of the shares subject to the option on the first anniversary of the September 14, 2009 and 1/48th of the shares subject to the option on each monthly anniversary. All unvested options are subject to repurchase in accordance with the terms of the grant.

(2)	Each option grant vests immediately prior to a change of control or at such time as the Company’s common stock is traded on a national securities exchange and closes at a price of $18.35 or more for ten (10) consecutive trading days. All options are subject to repurchase in accordance with the terms of the grant.

(3)	Fully vested.

(4)	Each option grant vests as to 25% of the shares subject to the option on the first anniversary of October 21, 2009 and 1/48th of the shares subject to the option on each monthly anniversary thereafter.

(5)	Each option grant vests as to 25% of the shares subject to the option on the first anniversary of May 2, 2011 and 1/48th of the shares subject to the option on each monthly anniversary thereafter.

(6)	Each option grant vests as to 25% of the shares subject to the option on the first anniversary of April 8, 2011 and 1/48th of the shares subject to the option on each monthly anniversary thereafter.

(7)	Each option grant vests as to 25% of the shares subject to the option on the first anniversary of the grant date and 1/48th of the shares subject to the option on each monthly anniversary thereafter.

Options Exercised and Stock Vested

The following table shows options exercised during 2011. None of our named executive officers held stock awards during 2011.

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise
Mr. Nye	196,000	$1,755,180
Mr. Howe	45,000	402,975
Dr. Tatsutani	—	—
Dr. West	—	—
Mr. Atkinson	—	—

Potential Payments upon Termination or Change of Control

The table below describes the potential payments or benefits to our named executive officers upon termination of employment by us without cause, as if each executive’s employment terminated as of December 31, 2011, See “Employment Arrangements” for additional information.

Name	Base Salary	Health	Option Vesting(1)	Other	Total
Mr. Nye	$375,000	$14,010	—	—	$389,010
Mr. Howe	150,000	$10,346	—	—	$160,346
Dr. Tatsutani	125,000	$13,929	—	—	$138,929
Dr. West	—	—	—	—	—
Mr. Atkinson	137,500	$10,721	—	—	$148,221

The table below describes the potential payments or benefits to our named executive officers upon termination of employment by the executive for good reason within one year following a change of control, as if such change of control occurred as of December 31, 2011. See “Employment Arrangements” for additional information.

Name	Base Salary	Health	Option Vesting(1)	Other	Total
Mr. Nye	$375,000	$14,010	$9,390,660	—	$9,779,670
Mr. Howe	150,000	$10,346	$2,023,837	—	$2,184,183
Dr. Tatsutani	125,000	$13,929	—	—	$138,929
Dr. West	—	—	—	—	—
Mr. Atkinson	137,500	$10,721	—	—	$148,221

(1)	The value of vesting acceleration is calculated using price per share of $11.36, calculated as of the closing price on December 30, 2011, with respect to unvested option shares subject to acceleration minus the exercise price of these unvested option shares.

Employment Arrangements

Offer Letters

Gordon E. Nye. On April 29, 2010, we entered into an amended and restated employment offer letter with Gordon E. Nye, our Chief Executive Officer, which provides that if we terminate Mr. Nye’s employment without cause (as such term is defined in the offer letter), he will be entitled to receive nine months of base salary and COBRA medical and dental insurance coverage following his termination, and effective September 14, 2012, Mr. Nye will be entitled to receive twelve months of base salary and COBRA coverage following a termination without cause. In addition, if Mr. Nye resigns for good reason (as such term is defined in the offer letter) or his employment is terminated without cause within one year following a change of control (as such term is defined in the offer letter), then all of his then outstanding equity awards will become fully vested. Under the terms of the offer letter, Mr. Nye’s target bonus was equal to 30% of his base salary, but this target was increased to 75% in July 2011. See “Components of Executive Compensation—Performance-Based Cash Incentive Awards” for a detailed discussion of our performance targets in respect of target bonuses.

John F. Howe. On April 29, 2010, we entered into an amended and restated employment offer letter with John F. Howe, our Chief Financial Officer, which provides that if we terminate Mr. Howe’s employment without cause (as such term is defined in the offer letter), he will be entitled to receive six months of base salary and COBRA medical and dental insurance coverage following his termination. In addition, if Mr. Howe resigns for good reason (as such term is defined in the offer letter) or his employment is terminated without cause within one year following a change of control (as such term is defined in the offer letter), then all of his then outstanding equity awards will become fully vested. Under the terms of the offer letter, Mr. Howe’s target bonus was equal to 25% of his base salary, but this target was increased to 45% in July 2011. See “Components of Executive Compensation—Performance-Based Cash Incentive Awards” for a detailed discussion of our performance targets in respect of target bonuses.

Kristine N. Tatsutani, Ph.D. On March 24, 2011, we entered into an employment offer letter with Ms. Tatsutani, our Chief Technology Officer and Vice President of Enhanced Clinical Outcomes, which provides that if we terminate Ms. Tatsutani’s employment without cause, she will be entitled to receive six months of base salary and COBRA medical and dental insurance coverage following her termination. Under the terms of the offer letter, Ms. Tatsutani’s target bonus was equal to the target bonus for her peers. That amount was equal to 25% of her base salary, but this target was increased to 45% in July 2011. See “Components of Executive Compensation—Performance-Based Cash Bonus Awards” for a detailed discussion of our performance targets in respect of target bonuses.

Ian West, Ph.D. On February 21, 2011, we entered into an employment offer letter with Mr. West, our Vice President of Product Development. Under the terms of the offer letter, Mr. West’s target bonus was equal to 25% of his base salary, but this target was increased to 30% in July 2011. See “Components of Executive Compensation—Performance-Based Cash Bonus Awards” for a detailed discussion of our performance targets in respect of target bonuses.

Stephen Atkinson. On August 9, 2011, we entered into an employment arrangement under United Kingdom law with Stephen Atkinson, our Senior Vice President of International Sales. This arrangement provides for a six month notice period in which Mr. Atkinson is required to give six months notice of his intent to terminate employment with the Company. The arrangement also provides that he will be entitled to receive six months of base salary and benefits in the event his employment is terminated without cause (as such term is defined in the contract). Pursuant to the arrangement, Mr. Atkinson’s target bonus is equal to 45% of his base salary. See “Components of Executive Compensation—Performance-Based Cash Incentive Awards” for a detailed discussion of our performance targets in respect of target bonuses.

Severance Agreement for Mr. Howe

On January 18, 2012, the Company and Mr. Howe entered into a separation agreement, pursuant to which Mr. Howe’s employment agreement was terminated. Under the terms of the separation agreement, the Company agreed to pay to Mr. Howe (a) $150,000 consisting of six months of his then current base salary, (b) $10,346 for the payment of COBRA and/or CalCOBRA premiums for six months and (c) his earned annual incentive bonus under the 2011 Bonus Plan for the second half of 2011, in exchange for his release of claims in favor of the Company and agreement not engage in any disparaging conduct or communications. The Company also agreed to reimburse Mr. Howe’s attorney’s fees up to a maximum of $3,000.

Severance Agreement for Mr. Nye

On April 18, 2012, the Company and Mr. Nye entered into a separation agreement, pursuant to which Mr. Nye’s employment agreement was terminated. Under the terms of the separation agreement, the Company agreed to pay to Mr. Nye (a) $625,000 consisting of 15 months of his then current base salary, (b) $23,350 for the payment of COBRA and/or CalCOBRA premiums for 15 months and a maximum of $25,000 for his family’s non-elective medical expenses (c) $40,000 for his office space and $20,000 for the moving allowance, in exchange for his release of claims in favor of the Company and agreement not engage in any disparaging conduct or communications. The Company agreed to reimburse Mr. Nye’s attorney’s fees up to a maximum of $5,000. The Company also agreed to accelerate vesting of Mr. Nye’s stock options and RSUs which would have vested had he remained employed through September 14, 2012.

Compensation Committee Report

The compensation committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee on April 30, 2012:

Andrew N. Schiff, M.D. (Chair) Jean M. George Kevin C O’Boyle

The preceding “Compensation Committee Report” shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall any information in this report be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates it by reference into such filing.

Proposal No. 2: Advisory Vote on the Compensation of Our Named Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), enacted in July 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC. This vote is not intended to address any specific compensation arrangement or amount, but rather the overall compensation of our named executive officers and our compensation philosophy and practices as disclosed under the “Executive Compensation” section of this proxy statement. This disclosure includes the Compensation Discussion and Analysis and the compensation tables and narrative discussion following the compensation tables. Stockholders are asked to vote on the following resolution:

RESOLVED, that the stockholders of ZELTIQ Aesthetics, Inc. (the Company) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2012 annual meeting of stockholders pursuant to Item 402 of Regulation S-K of the rules of the Securities and Exchange Commission.

We understand that our executive compensation practices are important to our stockholders. In considering how to vote on this proposal, we encourage you to review all of the relevant information in this proxy statement – our Compensation Discussion and Analysis, the compensation tables and the narrative discussion following the compensation tables regarding our executive compensation program.

Although this advisory vote, commonly referred to as a “say-on-pay” vote, is not binding, our Board and our compensation committee values the opinion of our stockholders and will consider the outcome of the vote when evaluating our executive compensation program.

Vote Required to Approve, on an Advisory Basis, the Compensation of Our Named Executive Officers

Approval of this proposal requires the affirmative vote of the holders of a majority of the common stock present in person or by proxy and entitled to vote thereon. For more information on the voting requirements, see “Questions and Answers about the Proxy Materials, Annual Meeting and Voting.”

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Proposal No. 3: Advisory Vote on the Frequency of Future Advisory Votes on the

Compensation of Our Named Executive Officers

The Dodd-Frank Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, as to their preference on how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC. Accordingly, we are asking our stockholders to indicate, on a non-binding, advisory basis, whether they would prefer an advisory vote on the compensation of our named executive officers to occur every one, two or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

Factors to Consider in Voting on this Proposal

Our Board has reviewed the evolution of say on pay proposals and considerations regarding the frequency of such proposals, and has carefully studied the alternatives in an effort to determine the approach that would best serve the Company and its stockholders. Our Board has heard many arguments supporting an annual vote, and equally compelling arguments supporting a vote every three years. Each position has advantages and disadvantages.

Arguments favoring a vote no more frequently than every three years include the following:

•	A triennial vote will give our stockholders the opportunity to more fully and effectively assess our long-term compensation strategies and the related business outcomes;

•

A three-year cycle gives our Board, the compensation committee, and its independent compensation consultant, sufficient time to thoughtfully evaluate and respond to stockholder input and effectively implement any changes to the Company’s executive compensation program; and

•	A three-year vote cycle reduces the burden on stockholders.

Arguments favoring an annual say on pay vote include the following:

•	say on pay votes are a communication vehicle, and communication can be most useful when it is received frequently;

•

Annual say on pay advisory votes may provide a higher level of accountability and direct communication between the Company and its stockholders by enabling the vote to correspond to the information presented in the accompanying proxy statement for the applicable stockholders’ meeting; and

•

A failure to provide stockholder input every year might make it more difficult to understand whether a stockholder vote pertains to the compensation year being discussed in the current proxy, or pay practices from the previous year or two. This, in turn, might make it more difficult for the Board and the compensation committee to understand the implications of the vote and to respond to them.

We have presented a number of arguments in favor of a say on pay vote every three years, and in favor of an annual vote. The Board believes that the Company’s compensation practices are sound, and embody an appropriate long-term perspective. We therefore do not believe that an annual say on pay vote is necessary.

Our Board and the compensation committee will carefully consider the outcome of the vote when making future decisions on the frequency of advisory votes on executive compensation. However, because this vote is advisory and not binding, our Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency that has been selected by our stockholders.

Vote Required to Approve, on an Advisory Basis, the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board. Because this advisory vote has three possible substantive responses (every one year, every two years, or every three years), we will consider stockholders to have “approved” the frequency selected by a plurality of the votes cast.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO HOLD THE ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

Audit Committee Report(1)

The audit committee consists of three members: Messrs O’Boyle and Stockman and Ms. George. All of the members are independent directors under the NASDAQ and SEC audit committee structure and membership requirements with the exception of Mr. Stockman. However, Mr. Stockman’s term on the Board expires at the 2012 annual meeting of stockholders and, at Mr. Stockman’s request, the Board of Directors has determined not to nominate him for re-election. Our Board of Directors has determined that each member of our audit committee is an audit committee financial expert as defined under the applicable rules of the SEC. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board. A copy of the charter can be found on the Company’s website at www.coolsculpting.com.

The audit committee is primarily responsible for assisting the Board of Directors in fulfilling its oversight responsibility of reviewing financial information provided to stockholders and others, appointing the independent registered public accounting firm, reviewing the services performed by our independent registered public accounting firm, evaluating our accounting policies and system of internal control, and reviewing significant financial transactions.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the our independent registered public accounting firm, the audit committee carefully considers the independent registered public accounting firm’s scope of procedures for the engagement, fees for such engagement, auditor

(1)	This report was rendered by our audit committee on April 30, 2012. Following the rendering of the report, Mr. Stockman resigned as a member of our Board of Directors on May 2, 2012, and the audit committee was reconstituted to consist of Mr. O’Boyle and Mr. Schiff. As a result, we currently have a vacancy on the audit committee and, under Nasdaq rules, we are required to appoint another member to the audit committee within 180 days of Mr. Stockman’s resignation.

independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services, including the nature of and fees associated with such service.

The audit committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2011 with the Company’s management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm (“PwC”). The audit committee has also discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380), as amended, and as adopted by the Public Company Accounting Oversight Board Rule 3200T regarding “Communication with Audit Committees.”

The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors the inclusion of the audited financial statements referred to above in the Company’s annual report on Form 10-K for the year 2011.

Dated: April 30, 2012
Audit Committee: Kevin C. O’Boyle (Chair) Jean M. George Robert B. Stockman

Independent Registered Public Accounting Firm

Fees and Related Disclosures for Accounting Services

The following table discloses the fees for professional services provided by PricewaterhouseCoopers LLP in each of the last two fiscal years:

	2011	2010
Audit Fees(1)	$1,225,664	$1,624,065
Audit-Related Fees	—	—
Tax Fees(2)	—	—
All Other Fees	—	—

(1)	Audit Fees represent fees and out-of-pocket expenses whether or not yet invoiced for professional services provided in connection with the audit of the Company’s financial statements, review of the Company’s quarterly financial statements, review of our registration statements on Forms S-1, and audit services provided in connection with other regulatory filings.
(2)	Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning.

The audit committee has determined that the provision of the services described above is compatible with maintaining the independence of the independent registered public accounting firm.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this policy.

Proposal No. 4: Ratification of the Independent Registered Public Accounting Firm

In April 2012, our audit committee appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2012. PricewaterhouseCoopers LLP has acted in such capacity since its appointment in June 2006. Our audit committee and Board seek stockholder ratification of the audit committee’s appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit our consolidated financial statements for the year ended December 31, 2012. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, our audit committee will consider whether to retain PricewaterhouseCoopers LLP or hire another accounting firm to serve as the Company’s independent registered public accounting firm. Even if stockholders ratify the appointment, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting to respond to appropriate questions, and those representatives will also have an opportunity to make a statement if they desire to do so.

Vote Required to Ratify the Appointment of the Independent Registered Public Accounting Firm

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the annual meeting and entitled to vote thereon.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Proposal No. 5: Approval of the 2012 Stock Plan

General

At the annual meeting, stockholders will be asked to approve the ZELTIQ Aesthetics, Inc. 2012 Stock Plan (the “2012 Plan”). The Board of Directors adopted the 2012 Plan on April 27, 2012, subject to and effective upon stockholder approval. If stockholders approve the 2012 Plan, it will become effective on the day of the annual meeting.

The 2012 Plan authorizes the compensation committee to provide incentive compensation in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and units, other stock-based awards, cash-based awards and deferred compensation awards. Under the 2012 Plan, we will be authorized to issue up to 1,500,000 shares.

Purpose of the Proposal

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our Board of Directors regards as essential in addressing these challenges is a competitive equity incentive program. In addition, our Board believes that providing employees, directors and other service providers with a proprietary interest in the growth and performance of our Company is crucial to stimulating individual performance while at the same time enhancing stockholder value. The purpose of the 2012 Plan is to increase stockholder value and to advance the interests of the Company and its subsidiaries by furnishing stock-based economic incentives designed to attract, retain, reward and motivate key employees, directors and other service providers and to strengthen the mutuality of interests between service providers and our stockholders. As of April 27, 2012, there were 1,243,012 of our common stock available for grant to our key employees, directors and other service providers under our 2011 Equity Incentive Plan (the “2011 Plan”). So that we may continue to motivate and reward our key personnel with stock-based awards at appropriate levels, the Board believes it is important that we establish a new equity-based plan at this time.

Key Features of the Plan

The key features of the 2012 Plan are:

•	Stock options and stock appreciation rights may not be repriced without the approval of our stockholders.

•	No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

•

The 2012 Plan establishes a list of measures of business and financial performance from which the compensation committee may construct predetermined performance goals that must be met for certain performance based awards to vest.

•

The 2012 Plan permits the grant of a variety of different kinds of awards including the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards, cash-based awards and deferred compensation awards.

•	The 2012 Plan does not contain an evergreen provision and only those shares authorized for issuance under the 2012 Plan are available for grant under the 2012 Plan.

The 2012 Plan is designed to help the Company comply with the rules relating to its ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Internal Revenue Code (the “Code”) generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer or any of the three other most highly compensated officers of a publicly held company other than the chief financial officer. However, qualified performance-based compensation is excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance shares, performance units and certain other stock-based awards and cash-based awards granted under the 2012 Plan that are intended to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the 2012 Plan. By approving the 2012 Plan, the stockholders will be specifically approving, among other things:

•	the eligibility requirements for participation in the 2012 Plan;

•	the maximum numbers of shares for which stock-based awards may be granted to an employee in any fiscal year;

•	the maximum dollar amount that a participant may receive under a cash-based award for each fiscal year contained in the performance period; and

•

the performance measures that may be used by the compensation committee to establish the performance goals applicable to the grant or vesting of awards of restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards that are intended to result in qualified performance-based compensation.

While we believe that compensation provided by such awards under the 2012 Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change in control of the Company, compensation paid in settlement of certain awards may not qualify as performance-based.

The Board of Directors believes that the 2012 Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the Board urges stockholders to vote to approve the adoption of the 2012 Plan.

Terms of the Plan

The principal terms of the 2012 Plan are summarized below. This summary is qualified in its entirety, however, by reference to the 2012 Plan, which is attached to this proxy statement as Appendix A.

General

The purpose of the 2012 Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards, cash-based awards and deferred compensation awards.

Authorized Shares

The maximum aggregate number of shares authorized for issuance under the 2012 Plan is 1,500,000 shares.

Share Counting

Each share subject to an award will reduce the number of shares remaining available for grant under the 2012 Plan by one share. If any award granted under the 2012 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2012 Plan. Shares will not be treated as having been issued under the 2012 Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares that are withheld or reacquired by the Company in satisfaction of a tax withholding obligation or that are tendered in payment of the exercise price of an option will not be made available for new awards under the 2012 Plan. Upon the exercise of a stock appreciation right or net-exercise of an option, the number of shares available under the 2012 Plan will be reduced by the gross number of shares for which the award is exercised.

Adjustments for Capital Structure Changes

Appropriate and proportionate adjustments will be made to the number of shares authorized under the 2012 Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the compensation committee also has the discretion under the 2012 Plan to adjust other terms of outstanding awards as it deems appropriate.

Other Award Limits

To enable compensation provided in connection with certain types of awards intended to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the 2012 Plan establishes a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year which are intended to qualify as performance-based awards under Section 162(m) of the Code, as follows:

•	No more than 750,000 shares under stock-based awards; except that with respect to a new-hire, this limit shall be 1,500,000 shares.

•	No more than $5,000,000 for each full fiscal year contained in the performance period under cash-based awards.

Such limits shall not apply in the case of awards not intended to qualify under Section 162(m).

In addition, to comply with applicable tax rules, the 2012 Plan also limits to 1,500,000 the number of shares that may be issued upon the exercise of incentive stock options granted under the 2012 Plan; as adjusted in accordance with the terms of the 2012 Plan.

Administration

The 2012 Plan generally will be administered by the compensation committee of the Board of Directors, although the Board of Directors retains the right to appoint another of its committees to administer the 2012 Plan or to administer the 2012 Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the 2012 Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors.) Subject to the provisions of the 2012 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) or otherwise provided by the 2012 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The 2012 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2012 Plan. All awards granted under the 2012 Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2012 Plan. The Committee will interpret the 2012 Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the 2012 Plan or any award.

Prohibition of Option and SAR Repricing

The 2012 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.

Eligibility

Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of April 9, 2012, we had approximately 266 employees, including seven executive officers, and six non-employee directors who would be eligible under the 2012 Plan.

Stock Options

The Committee may grant nonstatutory stock options and incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.

The 2012 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2012 Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the 2012 Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee.

Stock Appreciation Rights

The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the 2012 Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards

The Committee may grant restricted stock awards under the 2012 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award and dividends paid in cash may be subject to such restrictions.

Restricted Stock Units

The Committee may grant restricted stock units under the 2012 Plan, which represents rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends the Company pays.

Performance Awards

The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return, employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; and completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, peer group, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code (with respect to awards intended to qualify as performance-based awards under Section 162(m) of the Code). However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on the Company’s common stock. The Committee may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalent rights or interest during the deferral period.

Cash-Based Awards and Other Stock-Based Awards

The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Deferred Compensation Awards

The 2012 Plan authorizes the Committee to establish a deferred compensation award program. If and when implemented, participants designated by the Committee, who may be limited to directors or members of a select group of management or highly compensated employees, may make an advance election to receive an award of stock options, stock appreciation rights, restricted stock or restricted stock units in lieu of director fees or bonuses otherwise payable in cash. The Committee will determine the basis on which the number of shares subject to an equity award granted in lieu of cash compensation will be determined. Such awards will be subject to the applicable provisions of the 2012 Plan.

Change in Control

Unless otherwise defined in a participant’s award or other agreement with the Company, the 2012 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2012 Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) stockholder approval of a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. If so determined by the Committee, stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change in Control. In general, awards which are not assumed, substituted for or otherwise continued, in connection with a Change in Control will have their vesting accelerate in full such that the Award will be 100% vested and nonforfeitable effective upon the consummation of the Change in Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The 2012 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change in Control in exchange for a payment to the participant with respect to each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change in Control transaction over the exercise price per share, if any, under the award. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control.

Awards Subject to Section 409A of the Code

Certain awards granted under the 2012 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2012 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2012 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Amendment, Suspension or Termination

The 2012 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2012 Plan following the tenth anniversary of the date the 2012 Plan was adopted by the Board. The Committee may amend, suspend or terminate the 2012 Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the 2012 Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law. No amendment, suspension or termination of the 2012 Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2012 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights

A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture ( e.g. , when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards

A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

2012 Plan Benefits

No awards will be granted under the 2012 Plan prior to its approval by the stockholders of the Company. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

The Board believes that the proposed adoption of the 2012 Plan is in the best interests of the Company and its stockholders for the reasons stated above.

Equity Compensation Plan Information as of December 31, 2011

The following table presents information as of December 31, 2011, regarding compensation plans under which our common stock may be issued to employees and non-employees as compensation.

	(a)		(b)		(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in (a))
Equity compensation plans approved by security holders
2005 Stock Incentive Plan	4,814,734		$2.94		—
2011 Equity Incentive Plan	33,238		$12.12		57,437
2011 Employee Stock Purchase Plan	(a	)	(a	)	470,018
Equity compensation plans not approved by security holders	—		—		—
Total	4,847,972		$3.00		527,455

(a)	We are unable to ascertain with specificity the number of securities to be issued upon exercise of outstanding rights under the Employee Stock Purchase Plan or the weighted average exercise price of outstanding rights under the Employee Stock Purchase Plan.

Equity Compensation Plan Information as of April 27, 2011

We issued 1,220,346 equity awards from the 2011 Plan since December 31, 2011. As a result, there are only 1,243,012 shares of common stock remaining that are available for issuance under our current incentive plans to our employees, directors and other service providers. In addition, since December 31, 2011, our outstanding equity awards have changed due to the exercise of stock options and cancellation of equity awards. As of April 27, 2012, we had 530,270 non-vested restricted stock units outstanding, with average grant date fair value of $6.76, and 4,578,500 stock options outstanding, with a weighted-average exercise price of $3.93 per share and a weighted-average remaining contractual term of 8.31 years.

Vote Required

Under our by-laws and the NASDAQ rules, approval of the 2012 Stock Plan requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the annual meeting and entitled to vote on such proposal.

Recommendation of the Board of Directors

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2012 STOCK PLAN.

Related Party Transactions

Brazilian Distribution Agreement

We entered into a distribution agreement with ADVANCE Medical, Inc., or ADVANCE, dated March 18, 2011 and amended February 27, 2012, appointing ADVANCE as the exclusive distributor of CoolSculpting in Brazil and Mexico. ADVANCE is required to purchase a minimum quantity of the Company’s products each calendar quarter throughout the term of the distribution agreement. Venrock, a principal stockholder of the Company, owns a significant equity interest in ADVANCE Medical, Ltd., the parent company of ADVANCE. Dr. Bryan E. Roberts, who is a member of our Board of Directors, is a partner of Venrock Associates. The revenue recognized by the Company under this distribution agreement for year ended December 31, 2011 was $2.0 million, or 3% of our revenues for the same period.

Initial Public Offering

In October 2011, Aisling Capital III, LP, or Aisling Capital, purchased 769,231 shares of our common stock in our initial public offering at the public offering price of $13.00 per share. Proceeds to the Company, after deducting the underwriting discount, totaled $9.3 million. Aisling Capital, as of April 20, 2012, beneficially owned 12.2% of our outstanding common stock. Dr. Andrew N. Schiff, a member of our Board of Directors, is a Managing Partner of Aisling Capital.

Policy for Approval of Related Party Transactions

Our audit committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons, and any other persons whom our Board of Directors determines may be considered related parties, has or will have a direct or indirect material interest. If advanced approval is not feasible, the audit committee has the authority to ratify a related party transaction at the next audit committee meeting. For purposes of our audit committee charter, a material interest is deemed to be any consideration received by such a party in excess of $120,000 per year.

In reviewing and approving such transactions, the audit committee shall obtain, or shall direct our management to obtain on its behalf, all information that our committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by our committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of our committee. This approval authority may also be delegated to the chairman of the audit committee in respect of any transaction in which the expected amount is less than $250,000. No related party transaction may be entered into prior to the completion of these procedures.

The audit committee or its chairman, as the case may be, shall approve only those related party transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as our committee or the chairman determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the material terms of the transaction, the nature of the related party’s interest in the transaction, the significance of the transaction to the related party and the nature of our relationship with the related party, the significance of the transaction to us, and whether the transaction would be likely to impair (or create an appearance of impairing) the judgment of a director or executive officer to act in our best interest. No member of the audit committee may participate in any review, consideration, or approval of any related party transaction with respect to which the member or any of his or her immediate family members is the related party, except that such member of the audit committee will be required to provide all material information concerning the related party transaction to the audit committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely upon our review of the Forms 3, 4 and 5 filed during 2011, and written representations from certain reporting persons that no Forms 5 were required, we believe that all required reports were timely filed.

2013 Stockholder Proposals

If you would like us to consider including a proposal in next year’s proxy statement, you must deliver it in writing to: Corporate Secretary, ZELTIQ Aesthetics, Inc., 4698 Willow Road, Suite 100, Pleasanton, CA 94588 by January 15, 2013.

If you would like to present a proposal at next year’s annual meeting but do not wish to have it included in our proxy statement, you must submit it in writing to our corporate secretary not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to June 15, 2013. However, in the event that the date of our 2013 annual meeting is more than 30 days before or more than 70 days after June 15, 2013, you must submit it not earlier than the close of business on the one the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by us, in accordance with the specific procedural requirements in our bylaws. If you would like a copy of these procedures, please contact our corporate secretary, or access our bylaws on our web site at www.coolsculpting.com under Investor Relations – Governance. Failure to comply with our bylaw procedures and deadlines may preclude presentation of the matter at the annual meeting.

Other Matters

The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly submitted before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission, excluding exhibits, may be obtained by stockholders without charge by request to Corporate Secretary, ZELTIQ Aesthetics, Inc., 4698 Willow Road, Suite 100, Pleasanton, CA 94588 (or toll-free at 866-658-4813) and may be accessed on our website at www.coolsculpting.com.

Stockholders Sharing the Same Last Name and Address

The Securities and Exchange Commission allows companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our proxy materials , unless the affected stockholder has notified us that they want to continue receiving multiple copies. This practice is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and mailing address, and you and your spouse each have two accounts containing our stock at two different brokerage firms, your household will receive two copies of the proxy materials, one from each brokerage firm. To reduce the number of duplicate sets of proxy materials your household receives, you may wish to enroll some or all of your accounts in our electronic delivery program at http://www.proxyvote.com.

If you received a householded mailing this year and you would like to have separate copies of our proxy materials mailed to you, please submit your request to Broadridge ICS, either by calling toll-free (800) 542-1061, or by writing to Broadridge ICS, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. They will promptly send additional copies of our proxy materials upon receipt of such request. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge ICS. Please note, however, that if you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of this year’s annual meeting, you should follow the proxy materials that were sent to you. If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future or if you would like to opt out of householding for future mailings, you may contact Broadridge ICS.

By Order of the Board of Directors,

Sergio Garcia Senior Vice President, General Counsel and Corporate Secretary

Appendix A

ZELTIQ AESTHETICS, INC.

2012 STOCK PLAN

i

(continued)

ii

(continued)

iii

ZELTIQ AESTHETICS, INC.

2012 Stock Plan

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The ZELTIQ Aesthetics, Inc. 2012 Stock Plan (the “Plan”) was approved by the Board on April 27, 2012, and shall be subject to approval by the stockholders of the Company at which time it shall become effective (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, Other Stock-Based Awards, and Deferred Compensation Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, on or before ten (10) years from the earlier of the Plan’s adoption by the Board and its approval by the stockholders of the Company.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award, Other Stock-Based Award or Deferred Compensation Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g) “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(h) “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ff)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple acquisitions of the voting securities of the Company and/or multiple Ownership Change Events are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(k) “Company” means ZELTIQ Aesthetics, Inc., a Delaware corporation, or any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(n) “Deferred Compensation Award” means an Award granted to a Participant pursuant to Section 12.

(o) “Director” means a member of the Board.

(p) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(q) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(r) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion, whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(s) “ERISA” means the Employee Retirement Income Security Act of 1974 and any applicable regulations or administrative guidelines promulgated thereunder.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(u) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(v) “ “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(w) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(x) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(y) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(z) “Nonemployee Director” means a Director who is not an Employee.

(aa) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(bb) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(cc) “Officer” means any person designated by the Board as an officer of the Company.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(ee) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(ff) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(gg) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(hh) “Participant” means any eligible person who has been granted one or more Awards.

(ii) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(jj) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(kk) “Performance Award” means an Award of Performance Shares or Performance Units.

(ll) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(mm) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(nn) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(oo) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(pp) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(qq) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(rr) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(ss) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(tt) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(uu) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or event a share of Stock or cash in lieu thereof, as determined by the Committee.

(vv) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(ww) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(xx) “Section 162(m)” means Section 162(m) of the Code.

(yy) “Section 409A” means Section 409A of the Code.

(zz) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(aaa) “Securities Act” means the Securities Act of 1933, as amended.

(bbb) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(ccc) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(ddd) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(eee) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(fff) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ggg) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(hhh) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price, Full Value Awards, or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not apply to adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 424(a) or Section 409A of the Code or to an adjustment pursuant to Section  4.3.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to Awards shall be equal to 1,500,000 and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations applicable to SARs and Options pursuant to Section 17.2 shall not again be available for issuance under the Plan. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

4.3 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.4 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5. ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Award Limitations.

(a) Incentive Stock Option Limitations.

(i) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 1,500,000.

(ii) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(iii) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

(b) Section 162(m) Award Limits. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Awards intended to qualify for treatment as Performance-Based Compensation which in the aggregate are for more than 750,000 shares or, if applicable, which could result in such Employee receiving more than 750,000 for each full fiscal year of the Company contained in the Performance Period for such Award. Notwithstanding the foregoing, with respect to a newly hired Participant, the share limit set forth above shall be 1,500,000. With respect to an Award of Performance Based Compensation payable in cash, the maximum amount shall be $5,000,000 for each fiscal year contained in the Performance Period.

6. STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanies by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii) Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate. Except as otherwise provided in the Award Agreement, or other agreement governing the Option, vested Options shall remain exercisable following a termination of Service as follows:

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of ninety (90) days after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 15 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option may be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act. An Incentive Stock Option shall not be assignable or transferable in any manner.

7. STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, a SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR, and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion pursuant to a Net Exercise procedure and withholding of Shares as described in Section 17.2.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR may be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form  S-8 under the Securities Act.

8. RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, unless otherwise determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the later of (i) last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock

Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a

Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i) revenue;

(ii) sales;

(iii) expenses;

(iv) operating income;

(v) gross margin;

(vi) operating margin;

(vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii) pre-tax profit;

(ix) net operating income;

(x) net income;

(xi) economic value added;

(xii) free cash flow;

(xiii) operating cash flow;

(xiv) balance of cash, cash equivalents and marketable securities;

(xv) stock price;

(xvi) earnings per share;

(xvii) return on stockholder equity;

(xviii) return on capital;

(xix) return on assets;

(xx) return on investment;

(xxi) total stockholder return;

(xxii) employee satisfaction;

(xxiii) employee retention;

(xxiv) market share;

(xxv) customer satisfaction;

(xxvi) product development;

(xxvii) research and development expenses;

(xxviii) completion of an identified special project; and

(xxix) completion of a joint venture or other corporate transaction.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 16.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded down to the nearest whole number); if any, as determined by the Committee to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights shall be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award or in the Participant’s employment agreement, if any, referencing such Awards, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety.

10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the

Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12. DEFERRED COMPENSATION AWARDS.

12.1 Establishment of Deferred Compensation Award Programs. This Section 12 shall not be effective unless and until the Committee determines to establish a program pursuant to this Section. If the Committee determines that any such program may constitute an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA, the Committee shall adopt and implement such program through a separate subplan to this Plan. Eligibility to participate in such subplan shall be limited to Directors and a select group of management or highly compensated employees, and the Committee shall take all additional actions required to qualify such subplan as a “top-hat” unfunded deferred compensation plan, including filing with the U.S. Department of Labor within 120 days following the adoption of such subplan a notice pursuant to Department of Labor Regulations Section 2520.104-23.

12.2 Terms and Conditions of Deferred Compensation Awards. Deferred Compensation Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Deferred Compensation Awards may incorporate all or any of the terms of the Plan by reference and, except as provided below, shall comply with and be subject to the terms and conditions applicable to the appropriate form of Award as set forth in the applicable section of this Plan.

(a) Limitation on Elections. Notwithstanding any Participant’s prior election to reduce cash compensation pursuant to a program established in accordance with this Section 12, no Deferred Compensation Award may be granted to the Participant after termination of the Plan or termination of the Participant’s Service, and any such cash compensation shall be paid at the normal time and in accordance with the terms of the applicable cash compensation arrangement.

(b) Election Irrevocable. A Participant’s election to reduce cash compensation pursuant to a program established in accordance with this Section 12 shall become irrevocable on the last day of the calendar year prior to the year in which the services are to be rendered with respect to which such cash compensation would otherwise become payable, or at the time otherwise required by Section 409A.

(c) Vesting. Deferred Compensation Awards may be fully vested at grant or may be subject to such Vesting Conditions as the Committee determines.

13. STANDARD FORMS OF AWARD AGREEMENT.

13.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

13.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

14. CHANGE IN CONTROL.

14.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed, substituted for, or otherwise continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

14.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 16.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 14.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

14.3 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 14.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 14.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants charge in connection with their services contemplated by this Section.

15. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

16. COMPLIANCE WITH SECTION 409A.

16.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 16 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section  409A.

16.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant.

(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 16.3.

16.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 16.4(a)(ii), 16.4(a)(iii) or 16.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c) No subsequent Election related to a payment pursuant to Section 16.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 16.3.

16.4 Payment of Section 409A Deferred Compensation.

(a) Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i) The Participant’s “separation from service” (as defined by Section 409A);

(ii) The Participant’s becoming “disabled” (as defined by Section 409A);

(iii) The Participant’s death;

(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 16.2 or 16.3, as applicable;

(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi) The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b) Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c) Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 16.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d) Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e) Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f) Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 14.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 16.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g) Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i) No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

17. TAX WITHHOLDING.

17.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

17.2 Withholding in or Directed Sale of Shares. The Committee shall have the right, but not the obligation to cause the Company, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

18. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

19. MISCELLANEOUS PROVISIONS.

19.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

19.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

19.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

19.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

19.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section  4.3 or another provision of the Plan.

19.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c)  by delivering such shares of Stock to the Participant in certificate form.

19.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

19.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

19.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

19.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

19.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

19.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

19.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the ZELTIQ Aesthetics, Inc. 2012 Stock Plan as duly adopted by the Board on April 27, 2012.

Name, Title

PLAN HISTORY AND NOTES TO COMPANY

April 27, 2012	Board adopts Plan with a reserve of 1,500,000 shares (subject to increases and other adjustments as provided by the Plan), subject to approval by the stockholders of the Company.

June 15, 2012	Plan submitted for approval by the stockholders of the Company.

Plan approved by the stockholders of the Company.

Form S-8 registration statement covering Plan filed.

IMPORTANT NOTE: IRC 162(m) 5 year reapproval of performance goals	Because the Committee may change the targets under performance goals, Section 162(m) requires stockholder reapproval of the material terms of performance goals no later than the annual meeting in the 5th year following the year in which the public company stockholders initially approved such material terms. See Treas. Reg. 1.162-27(e)(4)(vi).

IMPORTANT NOTE: Implementation of Section 12—Deferred Compensation Awards	Upon establishment of a Deferred Compensation Award program pursuant to Section 12, determine whether such program may constitute an employee pension benefit plan within the meaning of ERISA Sec. 3(2), and, if so, implement such program through a subplan adopted by the committee, with eligibility limited to Directors and a select group of management or highly compensated employees in order to qualify such subplan as a “top-hat” unfunded deferred compensation plan. File notice with Dept. of Labor under ERISA Reg. 2520.104-23 within 120 days of adoption of such subplan in order to exempt the subplan from reporting and disclosure requirements of ERISA.

ZELTIQ AESTHETICS INC. 4698 WILLOW ROAD PLEASANTON, CA 94588

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    ☒

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ________________________________________
The Board of Directors recommends you vote FOR the following:
		☐	☐	☐
1.	Election of Directors
Nominees:
01	Jean George
The Board of Directors recommends you vote FOR the following proposal:								For	Against	Abstain
2.	To approve, on an advisory basis, the compensation of our named executive officers.							☐	☐	☐
The Board of Directors recommends you vote 3 YEARS on the following proposal:							1 years	2 years	3 years	Abstain
3.	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.						☐	☐	☐	☐
The Board of Directors recommends you vote FOR proposals 4 and 5:								For	Against	Abstain
4.	To ratify the appointment of the independent registered public accounting firm.							☐	☐	☐
5.	To approve the 2012 Stock Plan.							☐	☐	☐
NOTE: To transact such other business as may properly come before the meeting.
For address change/comments, mark here.				☐
(see reverse for instructions)		Yes	No
Please indicate if you plan to attend this meeting.		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation orpartnership, please sign in full corporate or partnership name, by authorized officer.

SHARES CUSIP # SEQUENCE #

Signature [PLEASE SIGN WITHIN BOX]		Date	JOB #		Signature (Joint Owners)	Date

0000143961_1    R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

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ZELTIQ AESTHETICS INC.

Annual Meeting of Stockholders

June 15, 2012 11:00 AM Pacific Time

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joshua Brumm and Sergio Garcia, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ZELTIQ AESTHETICS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, PT on June 15, 2012, at the Four Points Sheraton, 5115 Hopyard Road, Pleasanton, California, 94588, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change/comments:

____________________________________________________________________________________________________

____________________________________________________________________________________________________

____________________________________________________________________________________________________

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

0000143961_2 R1.0.0.11699